Exhibit 99.5

                                                                EXECUTION COPY

==============================================================================


               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                     among

                        GOLDMAN SACHS MORTGAGE COMPANY,
                                  as Assignor

                         GS MORTGAGE SECURITIES CORP.,
                                  as Assignee

                                      and

                            AVELO MORTGAGE, L.L.C.
                                  as Servicer

                                  Dated as of

                                 March 2, 2006


==============================================================================

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

      ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated March 2, 2006 (this "Agreement"), among Goldman Sachs Mortgage Company ("Assignor"), GS Mortgage Securities Corp. ("Assignee") and Avelo Mortgage, L.L.C. ( the "Company").

      For and in consideration of the mutual promises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1. Assignment, Assumption and Conveyance.

      The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest (other than those rights specifically retained by the Assignor pursuant to this Agreement) of the Assignor, as purchaser, in, to and under (a) those certain Mortgage Loans listed on the schedule (the "Mortgage Loan Schedule") attached hereto as Exhibit A (the "Mortgage Loans"), and (b) solely insofar as it relates to the Mortgage Loans, that certain Flow Servicing Agreement, dated as of January 1, 2006 (the "Servicing Agreement"), by and between the Assignor, as owner (the "Owner") and the Company. The Assignor hereby agrees that it will (i) deliver possession of notes evidencing the Mortgage Loans to, or at the direction of, the Assignee or its designee and (ii) take in a timely manner all necessary steps under all applicable laws to convey and to perfect the conveyance of the Mortgage Loans as required under the Trust Agreement (as defined below).

      The Assignor specifically reserves and does not assign to the Assignee hereunder (i) any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the Servicing Agreement that are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement, (ii) any rights and obligations of the Assignor pursuant to the Servicing Agreement arising prior to the date hereof or (iii) the rights and obligations of the Owner under the following sections of the Servicing Agreement: Section 6.02 (relating to the Owner's right to terminate the Company) and Section 5.01 (relating to the Owner's right to receive information from the Servicer).

      The Assignee hereby assumes all of the Assignor's obligations under the Mortgage Loans and the Servicing Agreement solely insofar as such obligations relate to the Mortgage Loans, other than the obligations set forth in clauses
(ii) and (iii) of the preceding paragraph.

      The parties hereto agree that with respect to the Mortgage Loans being serviced under the Servicing Agreement the Servicing Fee Rate for the Mortgage Loans shall be the rate set forth on the Mortgage Loan Schedule.

      2. Recognition of the Company.

      From and after the date hereof (the "Securitization Closing Date"), the Company shall and does hereby recognize that the Assignee will transfer the Mortgage Loans and assign its rights under the Servicing Agreement (solely to the extent set forth herein) and this Agreement to Deutsche Bank National Trust Company, as trustee (including its successors in interest and any successor trustees under the Trust Agreement, the "Trustee"), of the GSAA Home Equity Trust 2006-4 (the "Trust") created pursuant to a Master Servicing and Trust Agreement, dated as of February 1, 2006 (the "Trust Agreement"), among the Assignee, the Trustee, U.S. Bank National Association, Deutsche Bank National Trust Company and JPMorgan Chase Bank, N.A., each as a custodian and Wells Fargo Bank, N.A., as master servicer (including its successors in interest and any successor servicer under the Trust Agreement, the "Master Servicer") and as securities administrator. The Company hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage Loans and the Company will be the servicer of the Mortgage Loans on or after the applicable Transfer Date pursuant to the terms set forth in the Trust Agreement, (ii) the Company shall look solely to the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf) for performance of any obligations of the Assignor under the Mortgage Loans and the Servicing Agreement (solely insofar as it relates to the Mortgage Loans) (except for such obligations of the Assignor retained by the Assignor hereunder), (iii) the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the applicable purchase agreement pursuant to which the Owner purchased the related Mortgage Loans from the related Seller and the Servicing Agreement, including, without limitation, the enforcement of the document delivery requirements set forth in Section 6.03 of the related purchase agreement, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Mortgage Loans, including without limitation, the remedies for breaches of representations and warranties set forth in
Article IX of the Servicing Agreement (except for the rights and remedies retained by the Assignor hereunder), (iv) all references to the Owner under the Servicing Agreement insofar as they relate to the Mortgage Loans shall be deemed to refer to the Trust (except to the extent of the rights and obligations retained by the Assignor hereunder) (including the Trustee and the Servicer acting on the Trust's behalf) and (v) the Mortgage Loans will be part of a REMIC, and the Company shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) prior to the applicable Transfer Date in accordance with the Servicing Agreement but in no event in a manner that would (A) cause the REMIC to fail to qualify as a REMIC or (B) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code, and the tax on "net income from foreclosure property" as set forth in Section 860G(c) of the Code). Neither the Company nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Company's performance under the Servicing Agreement with respect to the Mortgage Loans without the prior written consent of the Trustee.

      3. Modification of the Servicing Agreement. Only in so far as it relates to the Mortgage Loans, the Servicer and the Assignor hereby amend the Servicing Agreement as follows:

            (a) Section 2.05 shall be amended as follows:

                  (i) "and" shall be deleted from the end of subsection (vii);

                  (ii) subsection (viii) shall be amended by deleting the "." at the end of subsection (viii) and replacing it with "; and"

                  (iii) a new subsection (ix) shall be added to Section 2.05 immediately following subsection (viii) which shall read as follows:

      "(ix) to reimburse itself for Monthly Advances of the Servicer's funds made pursuant to Section 3.04, the Servicer's right to reimburse itself pursuant to this subclause (ix) being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, including amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of Purchaser."

      (b) the third paragraph of Section 2.18 shall be deleted and replaced as follows:

      "The Servicer shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless (i) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (ii) the Servicer determines, and gives an appropriate notice to the Purchaser to such effect, that a longer period is necessary for the orderly liquidation of such REO Property; provided however, that the Servicer agrees not to sell or dispose of any such Mortgage Loan to a person who acquires such Mortgage Loan using a purchase money mortgage. If a period longer than one year is permitted under the foregoing sentence and is necessary to sell any REO Property, the Servicer shall report monthly to the Purchaser as to the progress being made in selling such REO Property, and provided further, that if the Servicer is unable to sell such REO Property within three years of acquisition, the Servicer shall obtain an extension from the Internal Revenue Service."

      (c) Section 3.04 will be amended by adding a new paragraph as follows:

      "In the event that the Servicer determines that any such advances are non-recoverable, the Servicer shall provide the Owner with a certificate signed by two officers of the Servicer evidencing such determination. Notwithstanding the foregoing, the Servicer shall not be permitted to make any advances from amounts held for future distribution, and instead shall be required to make all advances from its own funds, unless the Servicer, its parent, or their respective successors hereunder shall have a long term credit rating of at least "A" by Fitch, Inc., or the equivalent rating of another Rating Agency."

      (d) a new section, Section 11.17, will be added immediately following
Section 11.16 which shall read as follows:

      "Section 11.17 Third-Party Beneficiary. Wells Fargo Bank, N.A., as master servicer and securities administrator under the Master Servicing and Trust Agreement, dated as of February 1, 2006, among GS Mortgage Securities Corp., Deutsche Bank National Trust Company, as trustee and as custodian, and JPMorgan Chase Bank, N.A., as a custodian, shall be considered a third-party beneficiary to this Agreement entitled to all of the rights and benefits accruing to it as if it were a direct party to this Agreement."

      (e) subsection (d) of Section 12.03 shall be deleted and replaced as follows:

      "(d) For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer to) (i) provide prompt notice to the Owner, any Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings involving the Servicer or any Subservicer, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Servicer, any Subservicer or any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Servicer, and (E) the Servicer's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Servicer's obligations under this Agreement or any Reconstitution Agreement and (ii) provide to the Owner and any Depositor a description of such proceedings, affiliations or relationships."

      (f) Section 12.03(f) shall be deleted and replaced as follows:

      "In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Servicer or any Subservicer, the Servicer or such Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

                  (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

                  (ii) material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

                  (iii) information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

      (g) a new subsection (i), will be added immediately following Section 12.03(h) which shall read as follows:

      "The Servicer shall provide to the Owner, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Servicer or any Subservicer or the Servicer or such Subservicer's performance hereunder as may be reasonably requested by the Owner, any Master Servicer or any Depositor."


      (h) the words "12.03(c) and (e)," shall be deleted from the the second sentence of Section 12.06(a) and replaced with "12.03(c), (e), (f) and (i),".

      4. Representations and Warranties of the Company.

      The Company warrants and represents to and covenants with, the Assignor, the Assignee and the Trust as of the date hereof that:

      (a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

      (b) The Company has full power and authority to execute, deliver and perform its obligations under this Agreement and has full power and authority to perform its obligations under the Servicing Agreement. The execution by the Company of this Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's charter or bylaws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate action on part of the Company. This Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

      (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Agreement or the consummation by it of the transaction contemplated hereby;

      (d) The Company shall establish a Custodial Account and an Escrow Account under the Servicing Agreement in favor of the Trust with respect to the Mortgage Loans separate from the Custodial Account and Escrow Account previously established under the Servicing Agreement in favor of the Assignor;

      (e) There is no action, suit, proceeding or investigation pending or threatened against the Company, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement or the Servicing Agreement, or which, either in any one instance or in the aggregate, is likely to result in any material adverse change in the ability of the Company to perform its obligations under this Agreement or the Servicing Agreement, and the Company is solvent;

      (f) The Company has serviced the Mortgage Loans in accordance with the Servicing Agreement and has provided accurate "paid through" data (assuming the correctness of all "paid through" data provided by the Assignor to the Company at the time the Company began servicing the Mortgage Loans) with respect to the Mortgage Loans to the Assignor;

      (g) Except as reflected in the "paid through" data delivered to the Assignor (assuming the correctness of all "paid through" data provided by the Assignor to the Company at the time the Company began servicing the Mortgage Loans), there is no payment default existing under any Mortgage or any Mortgage Note as of the Securitization Closing Date; and

      (h) To the Company's knowledge, there is no non-payment default existing under any Mortgage or Mortgage Note, or any event which, with the passage of time or with notice and the termination of any grace or cure period, would constitute a non-payment default, breach, violation or event which would permit acceleration as of the Securitization Closing Date.

      Pursuant to Section 9.01 of the Servicing Agreement, the Company hereby represents and warrants, for the benefit of the Assignor, the Assignee and the Trust, that the representations and warranties set forth in Article IX of the Servicing Agreement are true and correct as of the date hereof as if such representations and warranties were made on the date hereof.

      5. Representations and Warranties of the Assignor.

      The Assignor warrants and represents to the Assignee and the Trust as of date hereof that:

      (a) Prior Assignments; Pledges. Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

      (b) Releases. The Assignor has not satisfied, canceled or subordinated in whole or in part, or rescinded any Mortgage, and the Assignor has not released the related Mortgaged Property from the lien of any Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission. The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related federal insurer, to the extent such approval was required.

      (c) Compliance with Applicable Laws. With respect to each Mortgage Loan, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending or disclosure laws applicable to such Mortgage Loan, including without limitation, any provisions relating to prepayment charges, have been complied with.

      (d) No Waiver. The Assignor has not waived the performance by any Mortgagor of any action, if such Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Company waived any default resulting from any action or inaction by such Mortgagor.

      (e) High Cost. With respect to the Mortgage Loans, no Mortgage Loan is categorized as "High Cost" pursuant to the then-current Standard & Poor's Glossary for File Format for LEVELS(R) Version 5.6(c), Appendix E, as revised from time to time and in effect as of the Original Purchase Date. Furthermore, none of the Mortgage Loans sold by the Seller are classified as (a) a "high cost mortgage" loan under the Home Ownership and Equity Protection Act of 1994 or (b) a "high cost home," "covered," "high-cost," "high-risk home," or "predatory" loan under any other applicable state, federal or local law.

      (f) Georgia Fair Lending Act. No Mortgage Loan is secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

      (g) Qualified Mortgage Loan. Each Mortgage Loan is a "qualified mortgage" under Section 860G(a)(3) of the Internal Revenue Code of 1986, as amended.

      (h) Credit Reporting. The Assignor will cause to be fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on Mortgagor credit files to

Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

      (i) Prepayment Penalty. No subprime Mortgage Loan originated on or after October 1, 2002, will impose a prepayment penalty for a term in excess of three years after origination. Any Mortgage Loans originated prior to such date, and any non-subprime Mortgage Loans, will not impose prepayment penalties in excess of five years.

      (j) Manufactured Housing. To the Assignor's knowledge, with respect to any Mortgage Loans that are on manufactured housing, such housing will be the principal residence of the borrower upon origination of the Mortgage Loan.

      (k) Loan Limits. The original principal balance of each Loan Group 1 and Loan Group 3 Mortgage Loan is within Freddie Mac's dollar amount limits for conforming one- to four-family mortgage loans. No Group 1 or Group 3 Mortgage Loan contains a first lien mortgage that, at origination, exceeded the applicable loan limits specified below. The current limits are as follows:

 Number of Units        Maximum Original Loan Amount of First Mortgage
 ---------------     ----------------------------------------------------
                       Continental United        Alaska, Guam, Hawaii or
                     States or Puerto Rico           Virgin Islands
                     ---------------------       ------------------------
        1                 $417,000                      $625,500
        2                 $533,850                      $800,775
        3                 $645,300                      $967,950
        4                 $801,950                      $1,202,925


      6. Recycling Representation for Seasoned Loans.

      The Assignor hereby represents and warrants to the Assignee that it currently operates or actively participates in an on-going and active program to make periodic purchases of mortgage loans, and/or issues and/or purchases securities or bonds supported by the mortgages, with a portion of the proceeds generated by such program or business being used to purchase mortgages made to borrowers who are (a)(i) low-income families living in low-income areas, and/or (ii) very low-income families. The Assignor agrees that Freddie Mac for a period of two (2) years following the date of this Agreement may contact the Assignor to confirm that it continues to operate or actively participate in the mortgage business and to obtain other nonproprietary information about the Assignor's activities that may assist Freddie Mac in completing its regulatory reporting requirements. The Assignor agrees to make reasonable efforts to provide such information to Freddie Mac.

      7. Remedies for Breach of Representations and Warranties of the Assignor.

      The Assignor hereby acknowledges and agrees that in the event of any breach of the representations and warranties made by the Assignor set forth in
Section 4 hereof or in Section 1 of the Representations and Warranties Agreement, dated as of March 2, 2006, between the Assignor and Assignee (the "Representations and Warranties Agreement") that materially and adversely affects the value of the Mortgage Loans or the interest of the Assignee or the Trust therein, within sixty (60) days of the earlier of either discovery by or notice to the Assignor of such breach of a representation or warranty, it shall cure, purchase, cause the purchase of, or substitute for the applicable Mortgage Loan in the same manner and subject to the conditions set forth in
Section 2 of the Representations and Warranties Agreement.

      8. Miscellaneous.

      (a) This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      (b) No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced, with the prior written consent of the Trustee.

      (c) This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf). Any entity into which the Assignor, Assignee or the Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or the Company, respectively, hereunder.

      (d) Each of this Agreement and the Servicing Agreement shall survive the conveyance of the Mortgage Loans to the Trust and the assignment of the purchase agreements and the Servicing Agreement (to the extent assigned hereunder) by the Assignor to the Assignee and by Assignee to the Trust and nothing contained herein shall supersede or amend the terms of the purchase agreements and the Servicing Agreement.

      (e) This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

      (f) In the event that any provision of this Agreement conflicts with any provision of the purchase agreements or the Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

      (g) Capitalized terms used in this Agreement (including the exhibits hereto) but not defined in this Agreement shall have the meanings given to such terms in the purchase agreements or the Servicing Agreement, as applicable.

                           [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.



                                    GS MORTGAGE SECURITIES CORP.



                                    By:  /s/ Michelle Gill
                                         ----------------------------
                                         Name:  Michelle Gill
                                         Title:  Vice President



                                    GOLDMAN SACHS MORTGAGE COMPANY, a New
                                    York limited partnership

                                    By:     GOLDMAN SACHS REAL ESTATE FUNDING
                                    CORP., a New York corporation, as General
                                    Partner


                                    By:  /s/ Mark Weiss
                                         ----------------------------
                                         Name:  Mark Weiss
                                         Title: Managing Director



                                    AVELO MORTGAGE, L.L.C., a Delaware
                                    limited liability company
                                    (Servicer)


                                    By:  /s/ J. Weston Moffett
                                         ----------------------------
                                         Name:  J. Weston Moffett
                                         Title:    President

                           Conduit/Avelo Step 1 AAR

                                    EXHIBIT A
                                    ---------
                             Mortgage Loan Schedule
                             ----------------------

    [On File with the Securities Administrator as provided by the Depositor]

                                   EXHIBIT 1
                                   ---------
                             Servicing Agreement
                             -------------------
                                [See Attached]

==============================================================================

                          FLOW SERVICING AGREEMENT




                                    between




                        GOLDMAN SACHS MORTGAGE COMPANY,
                                     Owner




                                      and




                            AVELO MORTGAGE, L.L.C.,
                                   Servicer




                          Dated as of January 1, 2006




                       CONVENTIONAL FIXED AND ADJUSTABLE
                        RATE RESIDENTIAL MORTGAGE LOANS

==============================================================================

                               TABLE OF CONTENTS

                                                                          Page

                                   ARTICLE I

                                  DEFINITIONS

Section 1.01     Definitions...................................................1


                                  ARTICLE II

                                   SERVICING

Section 2.01     Servicer to Act as Servicer..................................14
Section 2.02     Liquidation of Mortgage Loans................................15
Section 2.03     Collection of Mortgage Loan Payments.........................15
Section 2.04     Establishment of and Deposits to Custodial Account...........15
Section 2.05     Permitted Withdrawals From Custodial Account.................17
Section 2.06     Establishment of and Deposits to Escrow Account..............18
Section 2.07     Permitted Withdrawals From Escrow Account....................18
Section 2.08     Payment of Taxes, Insurance and Other Charges With
                  Respect to First Lien Loans.................................19
Section 2.09     Protection of Accounts.......................................19
Section 2.10     Maintenance of Hazard Insurance..............................20
Section 2.11     Maintenance of Fidelity Bond and Errors and
                   Omissions Insurance........................................22
Section 2.12     Inspections..................................................22
Section 2.13     Restoration of Mortgaged Property............................22
Section 2.14     Liquidation Reports..........................................23
Section 2.15     Notification of Adjustments..................................23
Section 2.16     Reports of Foreclosures and Abandonments of
                   Mortgaged Property.........................................23
Section 2.17     Credit Reporting.............................................23
Section 2.18     Title, Management and Disposition of REO Property............23
Section 2.19     Permitted Withdrawals with Respect to REO Property...........24
Section 2.20     Real Estate Owned Reports....................................25
Section 2.21     Reports of Foreclosures and Abandonments of
                   Mortgaged Property.........................................25
Section 2.22     Recordation of Assignments of Mortgage.......................25
Section 2.23     Additional Servicing Requirements............................25
Section 2.24     Tax and Flood Service Contracts..............................26


                                  ARTICLE III

                               PAYMENTS TO OWNER

Section 3.01     Remittances..................................................26

Section 3.02     Statements to Owner..........................................26
Section 3.03     Advances by Servicer.........................................27
Section 3.04     Principal and Interest Advances by Servicer..................27


                                  ARTICLE IV

                         GENERAL SERVICING PROCEDURES

Section 4.01     Transfers of Mortgaged Property..............................28
Section 4.02     Satisfaction of Mortgages and Release of Mortgage Files......28
Section 4.03     Servicing Compensation.......................................29
Section 4.04     Right to Examine Servicer Records............................29
Section 4.05     Compliance with Gramm-Leach-Bliley Act of 1999...............29


                                   ARTICLE V

                             SERVICER TO COOPERATE

Section 5.01     Provision of Information.....................................30
Section 5.02     Financial Statements; Servicing Facilities...................30
Section 5.03     Covenant.....................................................30


                                  ARTICLE VI

                                  TERMINATION

Section 6.01     Liability of the Owner and the Servicer......................30
Section 6.02     Termination..................................................31


                                  ARTICLE VII

                               BOOKS AND RECORDS

Section 7.01     Possession of Servicing Files Prior to the
                   Subsequent Transfer Date...................................32


                                 ARTICLE VIII

                        INDEMNIFICATION AND ASSIGNMENT

Section 8.01     Indemnification..............................................33
Section 8.02     Limitation on Liability of Servicer and Others...............33
Section 8.03     Limitation on Resignation and Assignment by Servicer.........34
Section 8.04     Assignment by Owner..........................................35
Section 8.05     Merger or Consolidation of the Servicer......................35

                                  ARTICLE IX

                        REPRESENTATIONS AND WARRANTIES

Section 9.01     Representations and Warranties Regarding the Servicer........36
Section 9.02     Representations and Warranties of the Owner..................37


                                   ARTICLE X

                                    DEFAULT

Section 10.01    Events of Default............................................38
Section 10.02    Waiver of Defaults...........................................39


                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

Section 11.01    Notices......................................................40
Section 11.02    Waivers......................................................40
Section 11.03    [Reserved]...................................................41
Section 11.04    Entire Agreement; Amendment..................................41
Section 11.05    Execution; Binding Effect....................................41
Section 11.06    Headings.....................................................41
Section 11.07    Applicable Law...............................................41
Section 11.08    Relationship of Parties......................................41
Section 11.09    Severability of Provisions...................................41
Section 11.10    General Interpretive Principles..............................41
Section 11.11    Reproduction of Documents....................................42
Section 11.12    Further Agreements...........................................42
Section 11.13    No Solicitation..............................................42
Section 11.14    Waiver of Trial by Jury......................................43
Section 11.15    Submission To Jurisdiction; Waivers..........................43
Section 11.16    Confidential Information.....................................43


                                  ARTICLE XII

                         COMPLIANCE WITH REGULATION AB

Section 12.01    Intent of the Parties; Reasonableness........................44
Section 12.02    Additional Representations and Warranties of the Servicer....45
Section 12.03    Information to Be Provided by the Servicer...................45
Section 12.04    Servicer Compliance Statement................................49
Section 12.05    Report on Assessment of Compliance and Attestation...........49
Section 12.06    Use of Subservicers and Subcontractors.......................50
Section 12.07    Indemnification; Remedies....................................51

EXHIBITS
SCHEDULE 1          REQUIRED FIELDS FOR MONTHLY REMITTANCE REPORT

SCHEDULE 2          CONTENTS OF EACH MORTGAGE LOAN DOCUMENTS

SCHEDULE 3          CONTENTS OF EACH MORTGAGE FILE

EXHIBIT 1           FORM OF MONTHLY REMITTANCE ADVICE

EXHIBIT 2           FORM OF CUSTODIAL ACCOUNT CERTIFICATION

EXHIBIT 3           FORM OF CUSTODIAL ACCOUNT LETTER AGREEMENT

EXHIBIT 4           FORM OF ESCROW ACCOUNT CERTIFICATION

EXHIBIT 5           FORM OF ESCROW ACCOUNT LETTER AGREEMENT

EXHIBIT 6           FORM OF ANNUAL CERTIFICATION

EXHIBIT 7           SERVICING CRITERIA TO BE ADDRESSED IN
                        ASSESSMENT OF COMPLIANCE

EXHIBIT 8           SUBPRIME DEFAULT AND REO SERVICING STANDARDS

EXHIBIT 9           REO SERVICING STANDARDS

EXHIBIT 10          FORM OF NOTICE LETTER

                           FLOW SERVICING AGREEMENT

               This Flow Servicing Agreement (the "Agreement") is entered into as of the 1st day of January 2006, by and between AVELO MORTGAGE, L.L.C. (the "Servicer"), a Delaware limited liability company and GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership (the "Owner").

               WHEREAS, the Owner has purchased certain conventional, residential, fixed and adjustable rate, first and second lien mortgage loans (the "Mortgage Loans") from various originators which were delivered as whole loans on a servicing released basis pursuant to the related Purchase Agreement (as defined below) by and between the Owner and Seller (as defined below);

               WHEREAS, the Servicer regularly services residential mortgage loans and is or will be servicing the Mortgage Loans pursuant to this Agreement; and

               WHEREAS, the Servicer has agreed to service and administer the Mortgage Loans that become subject to this Agreement on an "at-will" basis, and the parties desire to provide the terms and conditions of such servicing by the Servicer.

               NOW, THEREFORE, in consideration of the mutual covenants made herein and for other good and valuable consideration the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                  ARTICLE I

                                  DEFINITIONS


               Section 1.01 Definitions. The following terms are defined as follows (except as otherwise agreed by the parties).

               Accepted Servicing Practices: With respect to any Mortgage Loan or REO Property, each of (a) those mortgage servicing practices (including collection procedures) of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located and in compliance with all applicable federal, state and local laws which (i) servicing practices are in compliance with all federal, state and local laws and regulations, (ii) shall be in accordance with the Servicer's policies and procedures as amended from time to time for mortgage loans of the same type, (iii) are in accordance with the terms of the Mortgage and the Mortgage Note and (iv) at a minimum based on the requirements set forth from time to time by Fannie Mae.

               Adjustable Rate Mortgage Loan:  An adjustable rate Mortgage Loan.

               Advance Facility: As defined in Section 8.03.

               Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

               Agreement: This agreement between the Owner and the Servicer for the servicing and administration of the Mortgage Loans.

               Ancillary Income: All income derived from the Mortgage Loans (other than payments or other collections in respect of principal, interest, Escrow Payments, Servicing Fees and prepayment penalties attributable to the Mortgage Loans), including but not limited to interest received on funds deposited in the Custodial Account or any Escrow Account (subject to applicable law), all late charges, assumption fees, reconveyance fees, subordination fees, demand statement fees, modification fees, if any, escrow account benefits, reinstatement fees, fees received with respect to checks on bank drafts returned by the related bank for insufficient funds, assumption fees and other similar types of fees arising from or in connection with any Mortgage Loan to the extent not otherwise payable to the Mortgagor under applicable law or pursuant to the terms of the related Mortgage Note.

               Appraised Value: The value set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.


               Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Owner.

               BPO: A broker price opinion.

               Business Day: Any day other than (i) a Saturday or Sunday, (ii) a day on which banking and savings and loan institutions in (a) the State of New York, (b) the state in which the Servicer's servicing operations are located or (c) or (iii) the State in which the Custodian's operations are located, are authorized or obligated by law or executive order to be closed.

               CLTV: As of any date and as to any Second Lien Loan, the ratio, expressed as a percentage, of (a) the sum of (i) the outstanding principal balance of the Second Lien Loan and (ii) the outstanding principal balance of as of such date of any mortgage loan or mortgage loans that are senior or equal in priority to the Second Lien Loan and which are secured by the same Mortgaged Property to (b) the Appraised Value as determined pursuant to the Underwriting Guidelines of the related Mortgaged Property as of the origination of the Second Lien Loan.

               Code: The Internal Revenue Code of 1986, as amended.

               Commission: The United States Securities and Exchange
Commission.

               Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

               Custodial Account: The separate account or accounts created and maintained pursuant to Section 2.04.

               Custodial Agreement: With respect to each Mortgage Loan, the agreement between the Owner and the custodian of the Mortgage Loan
Documents for such Mortgage Loan, governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other documents constituting the related Mortgage Loan Documents.

               Custodian: With respect to each Mortgage Loan, the custodian of the Mortgage Loan Documents under the related Custodial Agreement, or its successor in interest or permitted assigns, or any successor to the Custodian under the related Custodial Agreement as therein provided.

               Cut-off Date: The date set forth as such in the related Purchase Agreement.

               Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

               Determination Date: The last day of the month preceding the related Remittance Date.

               Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

               Due Period: With respect to amounts collected by the Servicer and required to be remitted to the Owner on each Remittance Date, the period commencing on the first day of the month and ending on the last day of the month preceding the month of the Remittance Date.

               Eligible Investments: Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than one day prior to the Remittance Date in each month (or such other date as permitted under this Agreement):

               (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

               (ii) federal funds, demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of such investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each

          Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

               (iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

               (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation to exceed 20% of the aggregate principal amount of all Eligible Investments in the Custodial Accounts and the Escrow Accounts; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

               (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

               (vi) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

               (vii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment rated in the highest rating category by each Rating Agency;

provided, however, that (a) any such instrument shall be acceptable to the Rating Agencies, and (b) no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

                Errors and Omissions Insurance Policy: An errors and omissions insurance policy to be maintained by the Servicer pursuant to Section 2.12.

               Escrow Account: The separate account or accounts created and maintained pursuant to Section 2.06.

               Escrow Payment: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

               Event of Default: Any one of the conditions or circumstances enumerated in Section 10.01.

               Exchange Act: The Securities Exchange Act of 1934, as amended.

               Fannie Mae: The Federal National Mortgage Association, or any successor thereto.

               Fannie Mae Guides: The Fannie Mae Sellers' Guide and the Fannie Mae Servicers' Guide and all amendments or additions thereto.

               FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

               FHA: The Federal Housing Administration, an agency within the United States Department of Housing and Urban Development, or any successor thereto and including the Federal Housing Commissioner and the Secretary of Housing and Urban Development where appropriate under the FHA Regulations.

               Fidelity Bond: A fidelity bond to be maintained by the Servicer pursuant to Section 2.11.

               First Lien Loan: A Mortgage Loan secured by a first lien Mortgage on the related Mortgaged Property.

               Fitch: Fitch, Inc., or its successor in interest. ---

               Fixed Rate Mortgage Loan: A fixed rate mortgage loan purchased pursuant to this Agreement.

               Flood Zone Service Contract: A transferable contract maintained for a Mortgaged Property with a nationally recognized flood zone service provider for the purpose of obtaining the current flood zone status relating to such Mortgaged Property.

               Freddie Mac: The Federal Home Loan Mortgage Corporation, or any successor thereto.

               Gross Margin: With respect to each Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note which amount is added to the Index in accordance with the terms of the related Mortgage Note to determine on each Interest Rate Adjustment Date the Mortgage Interest Rate for such Mortgage Loan.

               High Cost Loan: A Mortgage Loan (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, or (b) classified as a "high cost," "threshold," "covered," "predatory" or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

               HOEPA: The federal Home Ownership and Equity Protection Act of 1994, as amended.

               HOEPA Loan: A Mortgage Loan which (a) the Owner has identified to the Servicer in the Mortgage Loan Schedule as being subject to HOEPA, or
(b) which the Servicer discovers is subject to HOEPA.

               HUD: The Department of Housing and Urban Development, or any federal agency or official thereof which may from time to time succeed to the functions thereof with regard to FHA Mortgage Insurance. The term "HUD," for purposes of this Agreement, is also deemed to include subdivisions thereof such as the FHA and Government National Mortgage Association.

               Index: With respect to each Adjustable Rate Mortgage Loan, the index set forth in the related Mortgage Note.

               Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

               Interest Rate Adjustment Date: With respect to each Adjustable Rate Mortgage Loan, the date, specified in the related Mortgage Note and the Mortgage Loan Schedule, on which the Mortgage Interest Rate is adjusted.

               Lifetime Rate Cap: The provision of each Mortgage Note related to an Adjustable Rate Mortgage Loan which provides for an absolute maximum Mortgage Interest Rate thereunder. The Mortgage Interest Rate during the terms of each Adjustable Rate Mortgage Loan shall not at any time exceed the Mortgage Interest Rate at the time of origination of such Adjustable Rate Mortgage Loan by more than the amount per annum set forth on the Mortgage Loan Schedule.

               Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

               Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the ratio (expressed as a percentage) of the outstanding principal amount of the Mortgage Loan, to the lesser of (a) the Appraised Value of the Mortgaged Property at origination or (b) if the Mortgage

Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property.

               MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

               MERS Mortgage Loan: Any Mortgage Loan as to which the related mortgage or assignment of Mortgage has been recorded in the name of MERS, as agent for the holder from time to time of the Mortgage Note and which is identified as a MERS Mortgage Loan on the related Mortgage Loan Schedule.

               MERS(R) System: The system of recording transfers of Mortgages electronically maintained by MERS.

               MIN: The Mortgage Identification Number of Mortgage Loans registered with MERS on the MERS(R) System.

               MOM Loan: Any Mortgage Loan where MERS acts as the mortgagee of record of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

               Monthly Advance: The portion of Monthly Payment delinquent with respect to each Mortgage Loan at the close of business on the Business Day immediately preceding the Remittance Date required to be advanced by the Servicer pursuant to Section 3.04.

               Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan, or the scheduled monthly payment of interest, if no principal is due.

               Moody's: Moody's Investors Service, Inc., and any successor thereto.

               Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien, in the case of a First Lien Loan, or a second lien, in the case of a Second Lien Loan, on an unsubordinated estate in fee simple in real property securing the Mortgage Note; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the mortgage, deed of trust or other instrument securing the Mortgage Note may secure and create a first lien, in the case of a First Lien Loan, or a second lien, in the case of a Second Lien Loan, upon a leasehold estate of the Mortgagor.

               Mortgage File: The items pertaining to a particular Mortgage Loan referred to in Schedule 3 hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

               Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note with respect to each Mortgage Loan.

               Mortgage Loan Documents: The documents listed on Schedule 2 hereto pertaining to any Mortgage Loan.

               Mortgage Loan Package: A pool of Mortgage Loans to be serviced by the Servicer hereunder and identified in the related Notice Letter.

               Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Owner, which shall be equal to the Mortgage Interest Rate minus the Servicing Fee.

               Mortgage Loan Schedule: The schedule of Mortgage Loans with respect to a Mortgage Loan Package, in a form mutually agreed upon by the Owner and the Servicer, to be delivered by the Owner to the Servicer, which schedule shall include, but not be limited to, the following information with respect to each Mortgage Loan: (1) the name of the Seller and the Seller's Mortgage Loan identifying number; (2) the Mortgagor's name; (3) the street address of the Mortgaged Property including the city, state and zip code; (4) a code indicating whether the Mortgaged Property is owner-occupied, a second home or investment property; (5) the number and type of residential units constituting the Mortgaged Property (i.e. a single family residence, a 2-4 family residence, a unit in a condominium project or a unit in a planned unit development, manufactured housing); (6) the original months to maturity or the remaining months to maturity from the related Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule;
(7) the Loan-to-Value Ratio at origination; (8) with respect to First Lien Loans, the LTV and with respect to Second Lien Loans, the CLTV; (9) the Mortgage Interest Rate as of the related Cut-off Date; (10) the date on which the Monthly Payment was due on the Mortgage Loan and, if such date is not consistent with the Due Date currently in effect, such Due Date; (11) the stated maturity date; (12) the amount of the Monthly Payment as of the related Cut-off Date; (13) the last payment date on which a Monthly Payment was actually applied to pay interest and the outstanding principal balance; (14) the original principal amount of the Mortgage Loan; (15) the principal balance of the Mortgage Loan as of the close of business on the related Cut-off Date, after deduction of payments of principal due and collected on or before the related Cut-off Date; (16) with respect to Adjustable Rate Mortgage Loans, the Interest Rate Adjustment Date; (17) with respect to Adjustable Rate Mortgage Loans, the Gross Margin; (18) with respect to Adjustable Rate Mortgage Loans, the Lifetime Rate Cap under the terms of the Mortgage Note; (19) with respect to Adjustable Rate Mortgage Loans, a code indicating the type of Index; (20) with respect to Adjustable Rate Mortgage Loans, the Periodic Rate Cap under the terms of the Mortgage Note; (21) with respect to Adjustable Rate Mortgage Loans, the Periodic Rate Floor under the terms of the Mortgage Note; (22) the type of Mortgage Loan (i.e., Fixed Rate Mortgage Loan, Adjustable Rate Mortgage Loan, First Lien Mortgage Loan, Second Lien Mortgage Loan); (23) a code indicating the purpose of the loan (i.e., purchase, rate and term refinance, equity take-out refinance); (24) a code indicating the documentation style (i.e. full, alternative or reduced); (25) the loan credit classification (as described in the applicable Underwriting Guidelines); (26) whether such Mortgage Loan provides for a prepayment penalty or premium; (27) the prepayment penalty or premium period of such Mortgage Loan, if applicable;
(28) a description of the prepayment penalty or premium, if applicable; (29) the Mortgage Interest Rate as of origination; (30) the credit risk score (FICO score) at origination; (31) the date of origination; (32) the Mortgage Interest Rate adjustment period; (33) the Mortgage Interest Rate adjustment percentage; (34) the Mortgage Interest Rate floor; (35) the Mortgage Interest Rate calculation method (i.e., 30/360, simple interest, other); (36) a code indicating whether the Mortgage Loan is a Section 32 Mortgage Loan; (37) a code indicating whether the Mortgage Loan is assumable; (38) a code indicating whether the Mortgage Loan has been modified; (39) the one year payment history; (40) the Due Date for the first Monthly Payment; (41) the original Monthly Payment due;
(42) with respect to the related Mortgagor, the debt-to-income ratio; (43) the Appraised Value of the Mortgaged Property; (44) the sales price of the Mortgaged Property if the Mortgage Loan was originated in connection with the purchase of the Mortgaged Property; (45) the MERS identification number, (46) if the Mortgage Loan has borrower paid, lender paid or deep primary mortgage insurance coverage and, if so, (i) the insurer's name, (ii) the policy or certification number, (iii) the premium rate and (iv) the coverage percentage,
(47) with respect to Second Lien Loans, the outstanding principal balance of the superior lien, (48) a code indicating whether the Mortgage Loan is a HOEPA Loan, (49) a code indicating whether the Mortgage Loan is a High Cost Loan,
(50) a code indicating whether the Mortgage Loan is a subject to a buydown and
(51) flood zone and flood insurance coverage information with respect to each Mortgage Loan (to the extent known by the Owner). With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the related Cut-off Date: (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

               Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

               Mortgaged Property: The real property (or leasehold estate, if applicable) securing repayment of the debt evidenced by a Mortgage Note.

               Mortgagor: The obligor on a Mortgage Note. ---

               Nonrecoverable Advance: Any Servicing Advance or Monthly Advance previously made or proposed to be made in respect of a Mortgage
Loan or REO Property which, in the good faith judgment of the Servicer, will not or, in the case of a proposed advance, would not, be ultimately recoverable from related Insurance Proceeds, Liquidation Proceeds or otherwise from such Mortgage Loan or REO Property. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Servicing Advance or Monthly Advance, if made, would constitute a Nonrecoverable Advance shall be evidenced by an Officer's Certificate delivered to the Owner.

               Notice Date: As defined in Section 10.01(b). ---

               Notice Letter: With respect to each Mortgage Loan Package subject to this Agreement, that certain letter in the form of Exhibit 10 attached hereto, from the Owner to the Servicer identifying the Mortgage Loans to be subject to this Agreement and the related Transfer Date.

               Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or a President or a Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Servicer, and delivered to the Owner as required by this Agreement.

               Opinion of Counsel: A written opinion of counsel, who may be counsel for the Servicer, reasonably acceptable to the Owner, provided that any Opinion of Counsel relating to (a) the qualification of any account required to be maintained pursuant to this Agreement as an Eligible Account,
(b) qualification of the Mortgage Loans in a REMIC or (c) compliance with the REMIC provisions must be (unless otherwise stated in such Opinion of Counsel) an opinion of counsel who (i) is in fact independent of the related Servicer and any master servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the related Servicer or any master servicer of the related Mortgage Loans or in an Affiliate of either and (iii) is not connected with the related Servicer or any master servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions.

               Periodic Rate Cap: With respect to each Adjustable Rate Mortgage Loan, the provision of each Mortgage Note which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may increase on an Interest Rate Adjustment Date above the Mortgage Interest Rate previously in effect.

               Periodic Rate Floor: With respect to each Adjustable Rate Mortgage Loan, the provision of each Mortgage Note which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may decrease on an Interest Rate Adjustment Date below the Mortgage Interest Rate previously in effect.

               Person: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

               Prepayment Interest Shortfall Amount: With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during the Principal Prepayment Period, the amount if any, by which one month's interest at the related Mortgage Loan Remittance Rate on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

               Prime Rate: The prime rate announced to be in effect from time to time, as published as the average rate in The Wall Street Journal (Northeast edition).

               Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled
Due Date, including any prepayment penalty or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

               Principal Prepayment Period: The month preceding the month in which the related Remittance Date occurs.

               Purchase Agreement: The agreement pursuant to which the Owner purchased the related Mortgage Loans from the related Seller.

               Qualified Depository: A depository the accounts of which are insured by the FDIC or is otherwise acceptable to the Rating Agencies.

               Qualified Insurer: A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae or Freddie Mac.

               Rating Agency: Any of Fitch, Moody's or Standard & Poor's, or their respective successors designated by the Owner.

               Reconstitution: Any Securitization Transaction or Whole Loan Transfer.

               Reconstitution Agreement: Any (i) pool purchase contracts, and/or agreements among the Owner, the Servicer, Fannie Mae or Freddie Mac (as the case may be) and any servicer, (ii) in connection with a Whole Loan Transfer, a Servicer's warranties and servicing agreement or a participation and servicing agreement, and (iii) in connection with a Securitization Transaction, a pooling and servicing agreement or similar agreement.

               Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

               REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

               REMIC Provisions: Provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

               Remittance Date: With respect to each Mortgage Loan, the 18th day of any month, or if such 18th day is not a Business Day, the following Business Day.

               REO Disposition: The final sale by the Servicer of any REO Property.

               REO Management Fee: With respect to each REO Property being managed by the Servicer, that fee set forth in the applicable Notice Letter.

               REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Owner through foreclosure or by deed in lieu of foreclosure.

               RESPA: The Real Estate Settlement Procedures Act, as amended from time to time.

               SAIF: The Savings Association Insurance Fund, or any successor thereto.

               Second Lien Loan: A Mortgage Loan secured by a second lien Mortgaged on the related Mortgaged Property.

               Securities Act: The Securities Act of 1933, as amended. ---

               Securitization Transaction: Any transaction involving either
(1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or
(2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

               Seller: With respect to each Mortgage Loan, the Seller set forth in the related Purchase Agreement

               Servicer Information: As defined in Section 12.07(a).

               Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred (regardless if any such advance is not, in the reasonable determination of the Servicer, a Nonrecoverable Servicing Advance when made but, thereafter, becomes a Nonrecoverable Servicing Advance) in the performance by the Servicer of its servicing obligations (other than Monthly Advances), including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property or REO Property, (b) any fees relating to any enforcement or judicial proceedings, excluding foreclosures, (c) any appraisals, valuations, broker price opinions, inspections, or environmental assessments, (d) foreclosure actions per Freddie Mac attorney fees and costs guidelines, (e) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, (f) taxes, assessments, water rates, sewer rents and other charges which are or may become a lien upon the Mortgaged Property, and (g) executing and recording instruments of satisfaction, deeds of reconveyance.

               Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

               Servicing Fee: With respect to each Mortgage Loan, the amount of the annual fee the Owner shall pay to the Servicer on each Remittance Date, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan as of the first day of such month. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed. The Servicing Fee with respect to any Mortgage Loan serviced by the Servicer pursuant to this Agreement for a portion of a calendar month shall be prorated by multiplying the servicing fee that would otherwise be payable with respect to such Mortgage Loan by a fraction equal to the number of days from the first calendar day of such month to the applicable Subsequent Transfer Date divided by thirty (30). The obligation of the Owner to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 2.05) of such Monthly Payment collected by the Servicer, or as otherwise provided under Section 2.05.

               Servicing Fee Rate: With respect to each Mortgage Loan, the rate per annum specified in the related Notice Letter.

               Servicing File: With respect to each Mortgage Loan, the file retained by the Servicer consisting of copies of the Mortgage Loan Documents listed on Schedule 2 hereto and originals of all documents in the Mortgage File as listed on Schedule 3 hereto which are not delivered to the Owner, its designee or the Custodian.

               Servicing Officer: Any officer of the Servicer involved in or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Owner upon request, as such list may from time to time be amended.

               Special Deposit Account: Any demand deposit account established by the Servicer pursuant to an agreement with the related Qualified
Depository that monies deposited in the account remain the property of the depositor thereof and are to be used specifically for the purposes set forth in this Agreement.

               Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies Inc., and any successor thereto.

               Static Pool Information: Static pool information as described in Item 1105(a)(1)-(3) and 1105(c) of Regulation AB

               Static Pool Party: As defined in Section 12.03(g).

               Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Company or a Subservicer.

               Subsequent Transfer Date: The date on which servicing shall be transferred to a successor servicer, which shall be such date as mutually agreed in writing by the Servicer and the Owner.

               Subservicer: Any Person that services Mortgage Loans on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.

               Tax Service Contract: A life-of-loan tax service contract maintained for the Mortgaged Property with a tax service provider for the purpose of obtaining current information from local taxing authorities relating to such Mortgaged Property.

               Transfer Date: The date or dates set forth on the related Notice Letter on which the Servicer from time to time shall commence servicing the Mortgage Loans listed on the related Notice Letter.

               Transaction Servicer: As defined in Section 12.03(c). ---

               Underwriting Guidelines: The underwriting guidelines of the related originator, as identified or specified in the related Purchase Agreement.

               Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans, other than a Securitization Transaction.

                                  ARTICLE II

                                   SERVICING

               Section 2.01 Servicer to Act as Servicer. With respect to each Mortgage Loan in each Mortgage Loan Package, from and after the related Transfer Date, the Servicer, as an independent contractor, shall service and administer the Mortgage Loans pursuant to the terms of this Agreement, under the Servicer's name on a scheduled/scheduled basis, and shall have full power and authority to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices. The Servicer shall acknowledge by email to the Owner its receipt of each Mortgage Loan Schedule and the Servicer's assumption of the servicing responsibilities with respect to the related Mortgage Loan Package.

               The Servicer may not waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor without the prior written consent of the Owner. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Owner, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Servicer, the Owner shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

               In servicing and administering the Mortgage Loans, the Servicer shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement, the Mortgage Loan Documents or applicable law, and the Owner's reliance on the Servicer.

               The Servicer shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Servicer shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, Servicer shall be under no obligation to deal with any Person with respect to this Agreement or the Mortgage Loans unless the Servicer has been notified of such transfers as provided in this Section 2.01. The Owner may sell and transfer, in whole or in part, the Mortgage Loans. Upon notice thereof, Servicer shall mark its books and records to reflect the ownership of the Mortgage Loans by such assignee, and the previous Owner shall be released from its obligations hereunder. This Agreement shall be binding upon and inure to the benefit of the Owner and Servicer and their permitted successors, assignees and designees.

               The Servicer shall notify MERS of the ownership interest of Owner in each MOM Loan through the MORNET system or MIDANET system, as applicable, or any other comparable system acceptable to MERS. At any time during the term of this Agreement, Owner may direct Servicer to cause any MOM Loan to be deactivated from the MERS System.

               The Servicer shall be responsible for the actions of any vendors which the Servicer utilizes to carry out its obligations hereunder and any fees paid to such vendors shall be paid by the Servicer from its own funds.

               Section 2.02 Liquidation of Mortgage Loans. In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section
2.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as (1) the Servicer would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (2) shall be consistent with Accepted Servicing Practices, (3) the Servicer shall determine prudently to be in the best interest of Owner.

               Section 2.03 Collection of Mortgage Loan Payments. Continuously from the related Transfer Date until the related Subsequent Transfer Date, the Servicer shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loans and each related Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

               Section 2.04 Establishment of and Deposits to Custodial Account. The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled "Avelo Mortgage, L.L.C., in trust for Goldman Sachs Mortgage Company, Residential Fixed and Adjustable Rate Mortgage Loans, and various Mortgagors." The Custodial Account shall be established with a Qualified Depository acceptable to the Owner. The Servicer and the Owner intend that the Custodial Account be a Special Deposit Account. Any funds deposited in the Custodial Account shall at all times be fully insured to the full extent permitted by the FDIC and as otherwise acceptable to the Rating Agencies. Funds deposited in the Custodial Account may be drawn on by the Servicer in accordance with
Section 2.05. The creation of any Custodial Account shall be evidenced by a certification in the form of Exhibit 2 hereto, in the case of an account established with the Servicer, or by a letter agreement in the form of
Exhibit 3 hereto, in the case of an account held by a depository other than the Servicer. A copy of such certification or letter agreement shall be furnished to the Owner and, upon request, to any subsequent Owner.

               The Servicer shall deposit in the Custodial Account within two
(2) Business Days of receipt thereof, and retain therein, the following collections received by the Servicer and payments made by the Servicer after the related Transfer Date, other than payments of principal and interest due on or before the related Subsequent Transfer Date, or received by the Servicer prior to the related Subsequent Transfer Date but allocable to a period subsequent thereto:

               (i) all payments on account of principal on the Mortgage Loans including all Principal Prepayments;

               (ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

               (iii) all Liquidation Proceeds and any amounts received with respect to REO Property;

               (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Section 2.10 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section
          2.13);

               (v) all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 2.15;

               (vi) any amount required to be deposited in the Custodial Account pursuant to Section 2.01, 2.09, 3.01, 4.01 or 4.02;

               (vii) any amounts payable to the Owner in connection with the repurchase of any Mortgage Loan pursuant to the related Purchase Agreement;

               (viii) with respect to each Principal Prepayment in full or in part, the Prepayment Interest Shortfall Amount, if any, for the month of distribution. Such deposit shall be made from the Servicer's own funds, without reimbursement therefore up to a maximum amount per month of the Servicing Fee actually received for such month for the Mortgage Loans;

               (ix) any prepayment penalties received with respect to any Mortgage Loan; and

               (x) any amounts required to be deposited by the Servicer pursuant to Section 2.11 in connection with the deductible clause in any blanket hazard insurance policy.

               The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, unless otherwise provided herein, payments in the nature of Ancillary Income, need not be deposited by the Servicer into the Custodial Account. Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 2.05.

               With respect to each Securitization Transaction, the Servicer shall establish a separate custodial account for the related securitization and deposit all amounts that have been or are subsequently received with respect to the Mortgage Loans included in such Securitization Transaction into the custodial account created for the securitization on the date of the Securitization Transfer, or as soon as possible thereafter (but not to exceed 48 hours after such date).

               Section 2.05 Permitted Withdrawals From Custodial Account. The Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

               (i) to make payments to the Owner in the amounts and in the manner provided for in Section 3.01;

               (ii) to reimburse itself for Monthly Advances of the Servicer's funds made pursuant to Section 3.04, the Servicer's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan (including without limitation, late recoveries of payments from the Mortgagor, Liquidation Proceeds and Insurance Proceeds with respect to such Mortgage Loan to the extent collected) which represent late payments of principal and/or interest respecting which any such advance was made; it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the Owner;

               (iii) to reimburse itself for unreimbursed Servicing Advances, and any unpaid Servicing Fees, the Interim Servicer's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the Owner;

               (iv) to pay itself pursuant to Section 4.03, as servicing compensation, interest on funds deposited in the Custodial Account;

               (v) to reimburse itself for expenses incurred and reimbursable to it pursuant to Section 4.03;

               (vi) to clear and terminate the Custodial Account upon the termination of this Agreement;

               (vii) to withdraw funds deposited in error; and

               (viii) to withdraw amounts collected under a blanket hazard insurance policy with respect to a Second Lien Loan as provided for in Section 2.10, for application to restoration or repair of the Mortgaged Property in accordance with the procedures outlined in
          Section 2.13.

               Section 2.06 Establishment of and Deposits to Escrow Account. The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, Avelo Mortgage, L.L.C., in trust for Goldman Sachs Mortgage Company Residential Fixed and Adjustable Rate Mortgage Loans, and various Mortgagors." The Escrow Accounts shall be established with a Qualified Depository, in a manner which shall provide maximum available insurance by the FDIC and as otherwise acceptable to the Rating Agencies. The Servicer and the Owner intend that the Escrow Accounts be Special Deposit Accounts. Funds deposited in the Escrow Account may be drawn on by the Servicer in accordance with Section
2.07. The creation of any Escrow Account shall be evidenced by a certification in the form of Exhibit 4 hereto, in the case of an account established with the Servicer, or by a letter agreement in the form of Exhibit 5 hereto, in the case of an account held by a depository other than the Servicer. A copy of such certification shall be furnished to the Owner and, upon request, to any subsequent Owner.

               The Servicer shall deposit in the Escrow Account or Accounts within two (2) Business Days of receipt thereof, and retain therein:

               (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

               (ii) all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.

               The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section 2.07. The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

               Section 2.07 Permitted Withdrawals From Escrow Account. Withdrawals from the Escrow Account or Accounts may be made by the Servicer only:

               (i) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

               (ii) to reimburse the Servicer for any Servicing Advance made by the Servicer pursuant to Section 2.08 with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

               (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan or applicable federal or state law or judicial or administrative ruling;

               (iv) for transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

               (v) for application to restoration or repair of the Mortgaged Property in accordance with the procedures outlined in Section 2.13;

               (vi) to pay to the Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

               (vii) to clear and terminate the Escrow Account on the termination of this Agreement; and (viii) to withdraw funds deposited in error.

               Section 2.08 Payment of Taxes, Insurance and Other Charges With Respect to First Lien Loans. With respect to each First Lien Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status of fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor at the time they first become due. The Servicer shall monitor the Mortgagor's payment of such bills and shall promptly notify any Mortgagor in breach of timely payments of such bills to remedy such breach. If after such notification, such Mortgagor continues to fail to remedy the breach, the Servicer shall arrange for the purchase of insurance coverage which satisfied the requirements of Section 2.10 of this Agreement on behalf of such Mortgagor. The Servicer shall advance property taxes to protect each Mortgaged Property as may be provided for in the related Mortgage Loan Documents.

               Section 2.09 Protection of Accounts. The Servicer may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time. Such transfer shall be made only upon obtaining the consent of the Owner.

               The Servicer shall bear any expenses, losses or damages sustained by the Owner because the Custodial Account and/or the Escrow Account are not demand deposit accounts.

               Amounts on deposit in the Custodial Account and the Escrow Account may at the option of the Servicer be invested in Eligible Investments; provided that in the event that amounts on deposit in the Custodial Account or the Escrow Account exceed the amount fully insured by the FDIC (the "Insured Amount") the Servicer shall be obligated to invest the excess amount over the Insured Amount in Eligible Investments on the same Business Day as such excess amount becomes present in the Custodial Account or the Escrow Account. Any such Eligible Investment shall mature no later than the Determination Date next following the date of such Eligible Investment, provided, however, that if such Eligible Investment is an obligation of a Qualified Depository (other than the Servicer) that maintains the Custodial Account or the Escrow Account, then such Eligible Investment may mature on such Remittance Date. Any such Eligible Investment shall be made in the name of the Servicer in trust for the benefit of the Owner. All income on or gain realized from any such Eligible Investment shall be for the benefit of the Servicer and may be withdrawn at any time by the Servicer. Any losses incurred in respect of any such investment shall be deposited in the Custodial Account or the Escrow Account, by the Servicer out of its own funds immediately as realized.

               Section 2.10 Maintenance of Hazard Insurance. The Servicer shall cause to be maintained for each First Lien Loan, hazard insurance such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer which satisfies the hazard insurer ratings requirements of each of the Rating Agencies, against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such First Lien Loan and (ii) the greater of (a) the outstanding principal balance of the First Lien Loan and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer.

               If upon origination of the First Lien Loan, the related Mortgaged Property was located in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier which satisfies the flood insurer ratings requirements of each of the Rating Agencies, in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the First Lien Loan, the Servicer determines in accordance with applicable law and pursuant to the Fannie Mae Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Servicer shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Servicer shall immediately force place the required flood insurance on the Mortgagor's behalf.

               If a Mortgage is secured by a unit in a condominium project, the Servicer shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current Fannie Mae requirements, and secure from the owner's association its agreement to notify the Servicer promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

               The Servicer shall cause to be maintained on each Mortgaged Property earthquake or such other or additional insurance as may be required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance, or pursuant to the requirements of any private mortgage guaranty insurer, or as may be required to conform with Accepted Servicing Practices, in any instance, only to the extent permitted by applicable laws or regulations and subject to the availability of such additional insurance in the marketplace.

               In the event that the Owner or the Servicer shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Servicer shall communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor's attention the desirability of protection of the Mortgaged Property.

               All policies required hereunder shall name the Servicer as loss payee and shall be endorsed with standard or New York mortgagee clauses, without contribution, which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

               The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies satisfy the insurer ratings requirements of each of the Rating Agencies and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Servicer shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address. The Servicer shall ensure that appropriate insurance policies are in place in the required coverages.

               Pursuant to Section 2.04, any amounts collected by the Servicer under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the First Lien Loan, or to be released to the Mortgagor, in accordance with the Servicer's normal servicing procedures as specified in Section 2.13) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 2.05.

               With respect to each Second Lien Loan, the Servicer shall obtain and maintain the blanket hazard insurance policy in an amount equal to the unpaid principal balance of such Second Lien Loan. Any amounts collected by the Servicer under any such policy relating to a Second Lien Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to

Section 2.05. Such policy may contain a standard deductible clause. Upon request of the Owner, the Servicer shall cause to be delivered to the Owner a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Owner.

               Section 2.11 Maintenance of Fidelity Bond and Errors and Omissions Insurance. The Servicer shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Servicer Employees"). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 2.11 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Guides or by Freddie Mac in the Freddie Mac Servicers' & Servicers' Guide. Upon the request of the Owner, the Servicer shall cause to be delivered to the Owner a certified true copy of such fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond and insurance policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Owner.

               Section 2.12 Inspections. The Servicer shall inspect the Mortgaged Property as often as deemed necessary by the Servicer to assure itself that the value of the Mortgaged Property is being preserved. In addition, if any Mortgage Loan is more than 60 days delinquent, the Servicer immediately shall inspect the Mortgaged Property (provided that if the Servicer is in communication with the Mortgagor with respect to bringing the Mortgage Loan current the Servicer shall conduct inspections in accordance with Accepted Servicing Practices) and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer. The Servicer shall keep a written report of each such inspection.

               Section 2.13 Restoration of Mortgaged Property. The Servicer need not obtain the approval of the Owner prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices. At a minimum, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

               (i) the Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

               (ii) the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

               (iii) the Servicer shall verify that the Mortgage Loan is not in default; and (iv) pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

               If the Owner is named as an additional loss payee, the Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Owner.

               Section 2.14 Liquidation Reports. Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Owner pursuant to a deed in lieu of foreclosure, the Servicer shall submit to the Owner a liquidation report with respect to such Mortgaged Property.

               Section 2.15 Notification of Adjustments. With respect to each Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related Interest Rate Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate adjustments. The Servicer shall promptly, upon written request therefor, deliver to the Owner such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments. Upon the discovery by the Servicer or the receipt of notice from the Owner that the Servicer has failed to adjust a Mortgage Interest Rate in accordance with the terms of the related Mortgage Note, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused the Owner thereby.

Section 2.16 Reports of Foreclosures and Abandonments of Mortgaged Property. Following the foreclosure sale or abandonment of any Mortgaged Property, the Servicer shall report such foreclosure or abandonment as required pursuant to
Section 6050J of the Code. Section 2.17 Credit Reporting. The Servicer shall report the Mortgagor credit files to each of the three major credit reporting agencies on a monthly basis consistent with Accepted Servicing Practices.

               Section 2.18 Title, Management and Disposition of REO Property.

               In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Servicer on behalf of the Owner and without reference to the Owner except as otherwise required by law. The Person or Persons holding such title other than the Owner shall acknowledge in writing that such title is being held as nominee for the Owner.

               The Servicer shall manage, conserve, protect and operate each REO Property for the Owner solely for the purpose of its prompt disposition and sale. In consideration therefor, the Owner shall pay the Servicer the REO Management Fee. The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Owner in accordance with Accepted Servicing Practices. The Servicer shall provide the Owner on a monthly basis a report on the status of each REO Property.

               The Servicer shall use commercially reasonable efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless the Servicer determines, and gives an appropriate notice to the Owner to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one year is permitted under the foregoing sentence and is necessary to sell any REO Property, the Servicer shall report monthly to the Owner as to the progress being made in selling such REO Property.

               The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968, as amended, flood insurance in the amount required in Section 2.10 hereof.

               The disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Owner in accordance with Accepted Servicing Practices. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account pursuant to the terms of this Agreement but not later than the second Business Day following receipt thereof. As soon as practical thereafter, the expenses of such sale shall be paid and the Servicer shall reimburse itself for any related unreimbursed Servicing Advances and unpaid Servicing Fees made pursuant to this Section 2.18.

               With respect to each REO Property, the Servicer shall hold all funds collected and received in connection with the operation of the REO Property in the Custodial Account. The Servicer shall cause to be deposited on or prior to the second Business Day following the receipt thereof in each Custodial Account all revenues received with respect to the conservation and disposition of the related REO Property.

Section 2.19   Permitted Withdrawals with Respect to REO Property.

               The Servicer shall withdraw funds on deposit in the Custodial Account with respect to each related REO Property necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 2.10 and the fees of any managing agent acting on behalf of the Servicer. The Servicer shall make monthly distributions on each Remittance Date to the Owner of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in Section 2.18 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

Section 2.20   Real Estate Owned Reports.

               Together with the statement furnished pursuant to Section 2.21, the Servicer shall furnish to the Owner on or before the 5th Business Day of each month a report with respect to any REO Property covering the operation of such REO Property for the previous month and the Servicer's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information available to the Servicer as the Owner shall reasonably request.

               Section 2.21 Reports of Foreclosures and Abandonments of Mortgaged Property.

               Following the foreclosure sale or abandonment of any Mortgaged Property, the Servicer shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code.

               Section 2.22 Recordation of Assignments of Mortgage.

               Except in connection with Accepted Servicing Practices for defaulted Mortgage Loans, the Servicer shall not be responsible for the preparation or recording of the Assignments of Mortgage relating to the Mortgage Loans to the Owner, the securitization trustee or any other party; provided, however, that in the event the Servicer agrees to record any mortgage assignment, any expense, including the fees of third party service providers, incurred by the Servicer in connection with the preparation and recordation of Assignments of Mortgage shall be reimbursable by the Owner, or if not reimbursed by the Owner, as a Servicing Advance. The Servicer shall not be liable for, and shall be indemnified by the Owner, against any losses, costs, penalties and damages incurred as a result of incorrect or incomplete, or untimely submission of, Assignments of Mortgage and applicable recording information.

               Section 2.23 Additional Servicing Requirements.

               In addition to its other obligations, under this Agreement, the Servicer shall:

               (a) Obtain updated FICO scores quarterly for the entire portfolio at the Owner's expense.

               (b) apply all payments received from Mortgagors to principal and interest prior to any application of advances or fees.

               (c) make staff available to participate in weekly calls to discuss loans in default including foreclosures, bankruptcy and REO Properties; and

               (d) adhere to the additional requirements relating to REO Property set forth in Exhibit 8 (in the case of Mortgage Loans identified by the Owner in the related Notice Letter as subprime mortgage loans) and Exhibit 9.

               Section 2.24 Tax and Flood Service Contracts.

               The Servicer, at Owner's expense, shall cause each Mortgage Loan which is transferred to the Servicer for servicing to be covered by (a) a Tax Service Contract and (b) Flood Zone Service Contract. Servicer shall place such Tax Service Contracts and Flood Service Contracts in place, and shall bill the Owner the fee associated with acquiring such contracts.


                                 ARTICLE III

                               PAYMENTS TO OWNER

               Section 3.01 Remittances. On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the Owner (a) all amounts deposited in the Custodial Account for the related Due Period (net of charges against or withdrawals from the Custodial Account pursuant to
Section 2.05), plus (b) all amounts, if any, which the Servicer is obligated to remit pursuant to Section 3.04, minus (c) any amounts attributable to Principal Prepayments received after the applicable Principal Prepayment Period which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 2.04(viii), and minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the first day of the month of the Remittance Date, which amounts shall be remitted on the applicable Remittance Date.

               For all purposes of this Agreement, delinquency status shall be determined in accordance with standard ABS or RMBS methodology, as is appropriate, as determined by the Owner for the applicable Mortgage Loan type as set forth in the related Notice Letter.

               With respect to any remittance received by the Owner after the second Business Day following the Business Day on which such payment was due, the Servicer shall pay to the Owner interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day the payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

               Section 3.02 Statements to Owner. Not later than the date which is two Business Days prior to the Remittance Date, the Servicer shall furnish to the Owner a monthly remittance advice with all of the information required by Schedule 1 hereto, with a trial balance report attached thereto in the form of Exhibit 1 hereto in hard copy and electronic medium mutually acceptable to the parties as to the preceding remittance and the period ending on the preceding Determination Date. At a minimum, the trial balance report must contain the fields attached as Schedule 1 to Exhibit 1 hereto and Static Pool Information regarding the Mortgage Loans.

               In addition, not more than 60 days after the end of each calendar year, the Servicer shall furnish to each Person who was a Owner at any time during such calendar year an annual statement in accordance with the requirements of applicable federal income tax law as to the aggregate of remittances for the applicable portion of such year.

               Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Code as from time to time are in force.

               The Servicer shall prepare and file any and all tax returns, information statements or other filings required to be delivered to any governmental taxing authority or to the Owner pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Servicer shall provide the Owner with such information concerning the Mortgage Loans as is necessary for the Owner to prepare its federal income tax return as the Owner may reasonably request from time to time. Section 3.03 Advances by Servicer. Except as otherwise provided herein, the Servicer shall be entitled to first priority reimbursement pursuant to
Section 2.07 hereof for Servicing Advances from recoveries from the related Mortgagor or from all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the related Mortgage Loan.

               Section 3.04 Principal and Interest Advances by Servicer. ---

               On the Business Day immediately preceding each Remittance Date, the Servicer shall deposit in the Custodial Account from its own funds or from amounts held for future distribution, or both, an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Rate minus the applicable Servicing Fee Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent on the Business Day immediately preceding such Remittance Date or which were deferred pursuant to
Section 4.01. Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than remittances to the Owner required to be made on such Remittance Date. The Servicer shall keep appropriate records of such amounts. The Servicer's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan; provided, that the Servicer shall not be obligated to make Monthly Advances which the Servicer determines to be Nonrecoverable Advances. The Servicer shall not be obligated to advance shortfalls of interest resulting from the application of the Servicemembers' Civil Relief Act or any similar state laws.

                                  ARTICLE IV

                         GENERAL SERVICING PROCEDURES

               Section 4.01 Transfers of Mortgaged Property. The Servicer shall use its best efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto.

               If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Servicer shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Servicer has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. The Servicer shall be entitled to retain as additional servicing compensation any assumption fees collected by the Servicer in connection with a Mortgagor entering into an assumption agreement. In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan nor the outstanding principal amount of the Mortgage Loan shall be changed.

               To the extent that any Mortgage Loan is assumable, the Servicer shall inquire diligently into the creditworthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used by the Servicers and their affiliates with respect to underwriting mortgage loans of the same type as the Mortgage Loans. If the credit of the proposed transferee does not meet such underwriting criteria, the Servicer diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

               Section 4.02 Satisfaction of Mortgages and Release of Mortgage Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall notify the Owner in the monthly remittance advice as provided in Section 3.02, and may request the release of any Mortgage Loan Documents from the Owner in accordance with this
Section 4.02 hereof.

               If the Servicer satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage (or such lesser amount in connection with a discounted payoff accepted by the Servicer with respect to a defaulted Mortgage Loan) or should the Servicer otherwise prejudice any rights the Owner may have under the mortgage instruments, if Servicer is unable to reasonably demonstrate that it will be able to cause the amount of the unpaid indebtedness to be reinstated and secured under the related Mortgage, or if the Mortgagor becomes thirty (30) or more days delinquent following such erroneous release, regardless of Servicer's ability to obtain reinstatement, upon the Servicer's receiving knowledge of such an event or upon written demand of the Owner, whichever is earlier, the Servicer shall deposit the amount of any shortfall thereof in the Custodial Account within 2 Business Days of receipt of such demand by the Owner; provided, however, that with respect to any such Mortgage Loan subject to judicial action, the Servicer's obligations under this sentence shall be limited to giving the Owner notice of such judicial action and using good faith efforts to reinstate and secure the amount of the unpaid indebtedness under the related Mortgage. The Servicer shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in
Section 2.11 insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

               Section 4.03 Servicing Compensation. As consideration for servicing the Mortgage Loans pursuant to this Agreement, the Servicer shall be entitled to retain the applicable Servicing Fee from payments on the Mortgage Loans or to withdraw the applicable Servicing Fee with respect to each Mortgage Loan from the Custodial Account pursuant to Section 2.05 hereof. The obligation of the Owner to pay, and the Servicer's right to withdraw, the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 2.05) of such Monthly Payment collected by the Servicer, or as otherwise provided under Section
2.05. The Servicer shall be entitled to all accrued and unpaid Servicing Fees upon the termination of its servicing of the related Mortgage Loans.

               Additional servicing compensation in the form of Ancillary Income shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

               Section 4.04 Right to Examine Servicer Records. So long as any Mortgage Loan are being serviced hereunder and for a reasonable period after servicing has been transferred, the Owner shall have the right to examine and audit any and all of the books, records, or other material information of the Servicer, whether held by the Servicer or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance notice.

               Section 4.05 Compliance with Gramm-Leach-Bliley Act of 1999. With respect to each Mortgage Loan and the related Mortgagor, the Servicer shall comply with Title V of the Gramm-Leach-Bliley Act of 1999, as amended, and all applicable regulations and guidelines promulgated thereunder, and shall provide all notices required thereunder using the notice language supplied by the Owner.

                                  ARTICLE V

                             SERVICER TO COOPERATE

               Section 5.01 Provision of Information. During the term of this Agreement, the Servicer shall furnish to the Owner such periodic, special, or other reports or information, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Owner or the purposes of this Agreement. All such reports or information shall be provided by and in accordance with all reasonable instructions and directions which the Owner may give.

               The Servicer shall execute and deliver all such instruments and take all such action as the Owner may reasonably request from time to time, in order to effectuate the purposes and to carry out the terms of this Agreement.


               Section 5.02 Financial Statements; Servicing Facilities. So long as any Mortgage Loan are being serviced hereunder and for a reasonable period after servicing has been transferred, in connection with marketing the Mortgage Loans, the Owner may make available to a prospective Owner a Consolidated Statement of Operations of the Servicer for the most recently completed three fiscal years for which such a statement is available, as well as a Consolidated Statement of Condition at the end of the last two fiscal years covered by such Consolidated Statement of Operations. The Servicer also shall make available any comparable interim statements to the extent any such statements have been prepared by or on behalf of the Servicer (and are available upon request to members or stockholders of the Servicer or to the public at large). If it has not already done so, the Servicer shall furnish promptly to the Owner copies of the statement specified above.

               So long as any Mortgage Loan are being serviced hereunder and for a reasonable period after servicing has been transferred, the Servicer shall make available to the Owner or any prospective Owner a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Servicer or the financial statements of the Servicer, and to permit any prospective Owner to inspect the Servicer's servicing facilities for the purpose of satisfying such prospective Owner that the Servicer has the ability to service the Mortgage Loans as provided in this Agreement.

               Section 5.03 Covenant. The Servicer shall use its best efforts to (i) obtain servicer ratings of at least "Average" from Standard & Poor's and "RPS2-" from Fitch and (ii) become a Fannie Mae and Freddie Mac approved servicer, in either case, as soon as practicable.

                                  ARTICLE VI

                                  TERMINATION

               Section 6.01 Liability of the Owner and the Servicer. The Owner and the Servicer shall each be liable in accordance with the terms of this Agreement only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Owner and Servicer in this Agreement.

               Section 6.02 Termination. (a) This Agreement shall terminate with respect to the Mortgage Loans or portion thereof transferred on the related Subsequent Transfer Date or on such other date as mutually agreed upon by the Owner and the Servicer. The Owner may elect to terminate this Agreement and transfer the servicing from the Servicer prior to the related Subsequent Transfer Date with respect to all or any portion of the Mortgage Loans by providing written notice to the Servicer at least 30 days prior to the date on which it intends to transfer the servicing of its intent to transfer the servicing from the Servicer.

               In the event the Servicer is terminated pursuant to the terms of this Agreement, the Servicer agrees to cooperate with the Owner and with any party designated as the successor servicer or subservicer in transferring the servicing to such successor servicer. In addition, the Servicer shall be responsible for notifying the related mortgagors of any transfer of servicing in accordance with the requirements of the RESPA and the Cranston Gonzalez National Affordable Housing Act of 1990, as amended.

               On or before the related Subsequent Transfer Date or such other date specified by the Owner in accordance with this Section 6.02(a) for the transfer of servicing from the Servicer, the Servicer shall prepare, execute and deliver to the successor entity designated by the Owner any and all documents and other instruments, place in such successor's possession all Mortgage Loan Documents necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents. The Servicer shall cooperate with the Owner and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder.

               On the related Subsequent Transfer Date for each Mortgage Loan, this Agreement, except for Articles VI, VIII, IX and X which shall survive the related Subsequent Transfer Date, shall terminate.

               (b) Servicing Advances. On or before the date which is five (5) days after the related Subsequent Transfer Date, the Owner or its designee shall reimburse the Servicer for any Servicing Advances and Monthly Advances with respect to any Mortgage Loan. This Section 6.02(b) shall survive the related Subsequent Transfer Date; provided that neither the Owner nor its designee shall be obligated to reimburse the Servicer for any Servicing Advances or Monthly Advances which are reasonably deemed to be nonrecoverable by the Owner or its designee as of the related Subsequent Transfer Date in its sole reasonable discretion.

               (c) Additional Termination Provisions. Notwithstanding and in addition to the foregoing, in the event that (i) a Mortgage Loan becomes delinquent for a period of 90 days or more (a "Delinquent Mortgage Loan") or
(ii) a Mortgage Loan becomes an REO Property, the Owner may at its election terminate this Agreement with respect to such Delinquent Mortgage Loan or REO Property, upon 15 days' written notice to the Servicer, and have servicing transferred to a successor servicer.

                                 ARTICLE VII

                               BOOKS AND RECORDS

               Section 7.01 Possession of Servicing Files Prior to the Subsequent Transfer Date. Prior to the related Subsequent Transfer Date, the contents of each Servicing File are and shall be held in trust by the Servicer for the benefit of the Owner as the owner thereof. The Servicer shall maintain in the Servicing File a copy of the contents of each Mortgage File and the originals of the documents in each Mortgage File not delivered to the Owner. The possession of the Servicing File by the Servicer is at the will of the Owner for the sole purpose of servicing the related Mortgage Loan, pursuant to this Agreement, and such retention and possession by the Servicer is in its capacity as Servicer only and at the election of the Owner. The Servicer shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Owner, unless such release is required as incidental to the Servicer's servicing of the Mortgage Loans pursuant to this Agreement, or is in connection with a repurchase of any Mortgage Loan from the Owner.

               The Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Owner. In particular, the Servicer shall maintain in its possession, available for inspection by the Owner or its designee, and shall deliver to the Owner or its designee upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae or Freddie Mac, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by Fannie Mae and periodic inspection reports as required by Section 2.12.

               The Servicer shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Servicer shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Servicer shall be under no obligation to deal with any person with respect to this Agreement or the Mortgage Loans unless the books and records show such person as the owner of the Mortgage Loan. The Owner may, subject to the terms of this Agreement, sell or transfer one or more of the Mortgage Loans. The Owner also shall advise the Servicer of the transfer. Upon receipt of notice of the transfer, the Servicer shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee, and shall release the previous Owner from its obligations hereunder with respect to the Mortgage Loans sold or transferred.

                                 ARTICLE VIII

                        INDEMNIFICATION AND ASSIGNMENT

               Section 8.01 Indemnification.

               (a) The Servicer agrees to indemnify and hold the Owner and any successor servicer harmless from any liability, claim, loss or damage (including, without limitation, any reasonable legal fees, judgments or expenses relating to such liability, claim, loss or damage) to the Owner directly or indirectly resulting from the Servicer's failure:

               (i) to observe and perform any or all of Servicer's duties, obligations, covenants, agreements, warranties or representations contained in this Agreement including, without limitation, Sections 4.04, 4.05, 4.12 and 4.13; or

               (ii) to comply with all applicable requirements with respect to the servicing of the Mortgage Loans as set forth herein.

               The Servicer immediately shall notify the Owner if a claim is made by a third party with respect to this Agreement. For purposes of this
Section 8.01(a), "Owner" shall mean the Person then acting as the Owner under this Agreement and any and all Persons who previously were "Owners" under this Agreement.

               (b) The Owner agrees to indemnify and hold the Servicer harmless from any liability, claim, loss or damage (including without limitation, any reasonable legal fees, judgments or expenses relating to such liability, claim, loss or damage) to the Servicer (i) directly or indirectly resulting from the Owner's failure to observe and perform any or all of the Owner's duties, obligations, covenants, agreements, warranties or representations contained in this Agreement or (ii) directly resulting from the Servicer taking any legal actions with respect to any Mortgage Loans and/or REO Properties in the name of the Servicer and without reference to the Owner, or (iii) any act or omission on the part of the Owner, any prior servicer or any other third party which occurred in connection with the prior servicing of a Mortgage Loan, but, in each case, only to the extent such loss does not result from the failure of the Servicer (x) to observe and perform any or all of Servicer's duties, obligations, covenants, agreements, warranties or representations contained in this Agreement or in any other agreement pursuant to which the Servicer services or has serviced any such Mortgage Loan; or (y) to comply with all applicable requirements with respect to the servicing of the Mortgage Loans as set forth in this Agreement or in any other agreement pursuant to which the Servicer services or has serviced any such Mortgage Loan.

               Section 8.02 Limitation on Liability of Servicer and Others.

               Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, its own negligent actions, or failure to perform its obligations in compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Servicer may undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the Servicer shall be entitled to reimbursement from the Owner of the reasonable legal expenses and costs of such action.

               Section 8.03 Limitation on Resignation and Assignment by
Servicer.

               The Owner has entered into this Agreement with the Servicer and subsequent purchasers will purchase the Mortgage Loans in reliance upon the independent status of the Servicer, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Servicer shall not assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion hereof or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Owner, which consent shall be granted or withheld in the reasonable discretion of the Owner.

               The Servicer may, without the consent of the Owner, retain third party contractors to perform certain servicing and loan administration functions, including without limitation, hazard insurance administration, tax payment and administration, flood certification and administration, collection services and similar functions; provided, that the retention of such contractors by Servicer shall not limit the obligation of the Servicer to service the Mortgage Loans pursuant to the terms and conditions of this Agreement.

               The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Owner or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner which Opinion of Counsel shall be in form and substance acceptable to the Owner. No such resignation shall become effective until a successor shall have assumed the Servicer's responsibilities and obligations hereunder in the manner provided in Section 6.02.

               Without in any way limiting the generality of this Section 8.03, in the event that the Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets to without the prior written consent of the Owner, then the Owner shall have the right to terminate this Agreement upon notice given as set forth in Section 6.02(a), without any payment of any penalty or damages and without any liability whatsoever to the Servicer or any third party.

               Notwithstanding any provision in this Agreement to the contrary, the Servicer may at any time upon notice to the Owner, or trustee in the case of a Reconstitution, and without the consent of any party, solely in connection with a financing or other facility (any such arrangement, an "Advance Facility"), assign as collateral security or pledge to another Person all its rights, title and interest under this Agreement to its rights to reimbursement of Servicing Advances.

               Section 8.04 Assignment by Owner.

               Subject to the limitations and requirements set forth in this Agreement, the Owner shall have the right, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Owner hereunder.

               Section 8.05 Merger or Consolidation of the Servicer.

               The Servicer will keep in full effect its existence, rights and franchises as a limited partnership under the laws of the state of its filing except as permitted herein, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement. Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation (including by means of the sale of all or substantially all of the Servicer's assets to such Person) to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer (whether or not related to loan servicing), shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the Servicer shall not, without the prior written approval of the Owner, be a party to any such merger, conversion or consolidation, or sell or otherwise dispose of all or substantially all of its business or assets if, (i) as a result of such merger, conversion or consolidation, sale or other disposition, an Event of Default under Section 11.01 hereof would exist with respect to such successor Servicer or (ii) such successor has (a) a residential primary servicer rating for servicing of mortgage loans issued by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc. or Moody's Investors Service, Inc. below "average" or its equivalent or (b) a net worth of less than $25,000,000.

               The Servicer shall give 90 days' prior written notice to the Owner to the extent permitted by applicable law of any such merger, conversion, consolidation, sale or other disposition to which the Servicer proposes to be a party. In the event that any successor entity to the Servicer fails to meet the requirements set forth in this Section 8.04 and the Owner does not consent to such successor becoming the servicer hereunder, then the Servicer shall have the right to terminate this Agreement with respect to the Servicer and any such successor upon notice given as set forth in Section 6.01, without any payment of any termination penalty or termination damages and without any additional liability whatsoever to the Servicer or any third party, except for liabilities accrued under this Agreement prior to the date of termination and for liabilities resulting from Owner's obligations hereunder, including the payment of the Servicing Fee pursuant to Section 4.03.

                                  ARTICLE IX

                        REPRESENTATIONS AND WARRANTIES

Section 9.01 Representations and Warranties Regarding the Servicer. As of the date hereof and on each date on which a Mortgage Loan Package becomes subject to the terms of this Agreement, the Servicer warrants and represents to, and covenants and agrees with, the Owner as follows:

               (a) Due Organization and Authority. The Servicer is a Delaware limited liability company duly organized, validly existing and in good standing under the laws of Delaware and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer, and in any event the Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan in accordance with the terms of this Agreement; the Servicer has the full power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments or transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer; and all requisite action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

               (c) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer.

               (d) No Conflicts. Neither the execution and delivery of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer's certificate of formation or limited liability company agreement or any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject, or impair the ability of the Owner to realize on the Mortgage Loans, or impair the value of the Mortgage Loans.

               (e) Ability to Service. The Servicer has the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Servicer is in good standing to enforce and service mortgage loans in the jurisdiction wherein the Mortgaged Properties are located.

               (f) Ability to Perform. The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

               (g) No Litigation Pending. There is no action, suit, proceeding or investigation pending or to the best of Servicer's knowledge threatened against the Servicer, before any court, administrative agency or other tribunal asserting the invalidity of this Agreement, seeking to prevent the consummation of any of the transactions contemplated by this Agreement or which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement, or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement.

               (h) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement, or the servicing of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the date hereof.

               (i) No Untrue Information. No statement, report or other document relating to the Servicer furnished or to be furnished by the Servicer pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained therein not misleading. Section 9.02 Representations and Warranties of the Owner. As of the date hereof and on each date on which a Mortgage Loan Package becomes subject to the terms of this Agreement, the Owner warrants and represents to, and covenants and agrees with, the Servicer as follows:

               (a) Organization and Good Standing; Licensing. The Owner is a New York limited partnership duly organized, validly existing and has the power and authority to own its assets and to transact the business in which it is currently engaged.

               (b) Authorization; Binding Obligations. The Owner has the power and authority to make, execute, deliver and perform this Agreement, and perform all of the transactions contemplated to be performed by it under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Owner enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

               (c) No Consent Required. The Owner is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except such as have been obtained or made or as to which the failure to obtain or make will not materially adversely affect the ability of the Owner to perform all obligations hereunder.

               (d) No Violations. The execution, delivery and performance of this Agreement by the Owner will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Owner, except for violations that will not adversely affect the Owner's ability to perform its obligations under this Agreement or the certificate of incorporation of the Owner, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Owner is a party or by which the Owner may be bound.

               (e) Litigation. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending or to the knowledge of the Owner threatened, against the Owner or with respect to this Agreement, which if adversely determined would have a material adverse effect on the transactions contemplated by this Agreement.

                                   ARTICLE X

                                    DEFAULT

               Section 10.01 Events of Default. The following shall constitute an Event of Default under this Agreement on the part of the Servicer:

               (a) any failure by the Servicer to remit to the Owner any payment required to be made under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after the date upon which notice of such failure is given to the Servicer, requiring the same to be remedied, shall have been given to the Servicer by the Owner; or

               (b) the failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement or in the Custodial Agreement which continues unremedied for a period of 30 days after the date on which notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner (the date of delivery of such notice, the "Notice Date"); provided, however, that in the case of a failure that cannot be cured within thirty (30) days after the Notice Date, the cure period may be extended if the Servicer can demonstrate to the reasonable satisfaction of the Owner that the failure can be cured and the Servicer is diligently pursuing remedial action; or

               (c) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

               (d) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

               (e) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

               (f) the Servicer fails to maintain its license to do business or service residential mortgage loans in any jurisdiction where the Mortgaged Properties are located for more than thirty (30) days after receiving notice from any Person thereof; or

               (g) Any reduction, withdrawal or qualification of the servicing credit of the Servicer by any Rating Agency which results in the inability of the Servicer to act as a primary or special servicer for any mortgage-backed or asset-backed transaction rated or to be rated by any such Rating Agency; or

               (h) the Servicer attempts to assign its right to servicing compensation hereunder or the Servicer attempts, without the consent of the Owner, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof in a manner not permitted under this Agreement.

In each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatsoever rights the Owner may have at law or equity to damages, including injunctive relief and specific performance, the Owner, by notice in writing to the Servicer, may terminate without compensation all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof.

               Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 6.02. Upon written request from the Owner, the Servicer shall prepare, execute and deliver any and all documents and other instruments, place in such successor's possession all Mortgage Files to the extent initially provided to the Servicer, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Servicer's sole expense or as otherwise provided under Accepted Servicing Practices. The Servicer agrees to cooperate with the Owner and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

               Section 10.02 Waiver of Defaults. By a written notice, the Owner may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

               Section 11.01 Notices. All notices, requests, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given upon the delivery or mailing thereof, as the case may be, sent by registered or certified mail, return receipt requested:

                  (a) If to Owner to:

                      Goldman Sachs Mortgage Company
                      85 Broad Street
                      New York, New York 10004
                      Attention:  Eugene Gorelik
                      Facsimile Number:  (212) 493-0349

                  (b) If to Servicer to:

                      Avelo Mortgage, L.L.C.
                      600 E. Las Colinas Boulevard
                      Suite 620
                      Irving, Texas 75039
                      Attention:  President and General Counsel
                      Facsimile Number:  (972) 910-7099 / (972) 910-7372

                  (c) With a copy to:

                      Archon Group, L.P.
                      600 E. Las Colinas Boulevard
                      Suite 400
                      Irving, Texas 75039
                      Attention:  General Counsel
                      Facsimile Number:  (972) 368-3199

               Section 11.02 Waivers. Either the Servicer or Owner may upon consent of all parties, by written notice to the others:

               (a) Waive compliance with any of the terms, conditions or covenants required to be complied with by the others hereunder; and

               (b) Waive or modify performance of any of the obligations of the others hereunder.

               The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other subsequent breach.

               Section 11.03 [Reserved].

               Section 11.04 Entire Agreement; Amendment. This Agreement, including all documents and exhibits incorporated by reference herein, constitutes the entire agreement between the parties with respect to servicing of the Mortgage Loans. This Agreement may be amended and any provision hereof waived, but, only in writing signed by the party against whom such enforcement is sought.

               Section 11.05 Execution; Binding Effect. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 8.03, this Agreement shall inure to the benefit of and be binding upon the Servicer and the Owner and their respective successors and assigns.

               Section 11.06 Headings. Headings of the Articles and Sections in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

               Section 11.07 Applicable Law. This Agreement shall be construed in accordance with the laws of the State of New York.

               Section 11.08 Relationship of Parties. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties. The duties and responsibilities of the Servicer shall be rendered by them as independent contractors and not as an agent of Owner. The Servicer shall have full control of all of its acts, doings, proceedings, relating to or requisite in connection with the discharge of its duties and responsibilities under this Agreement.

               Section 11.09 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

               Section 11.10 General Interpretive Principles. For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

               (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

               (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

               (c) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;


               (d) reference to a Subsection without further reference to a
Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

               (e) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

               (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

               Section 11.11 Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation,

               (a) consents, waivers and modifications which may hereafter be executed,

               (b) documents received by any party at the closing, and

               (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

               Section 11.12 Further Agreements. The Servicer and the Owner each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement. Section


               11.13 No Solicitation. From and after the related Transfer Date, the Servicer agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Servicer's behalf, to personally, by telephone or mail, solicit the Mortgagor under any Mortgage Loan for any purpose whatsoever, including to refinance a Mortgage Loan, in whole or in part, without the prior written consent of the Owner. It is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagors and the attendant rights, title and interest in and to the list of such Mortgagors and data relating to their Mortgages (including insurance renewal dates) shall be transferred to the Owner pursuant hereto on the related Transfer Date and the Servicer shall take no action to undermine these rights and benefits. Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the Servicer or any affiliate of the Servicer which are directed to the general public at large, including, without limitation, mass mailing, internet and e-mail solicitations, based in all instances, on commercially acquired mailing lists (which may not be targeted at the Mortgagors) and newspaper, radio and television advertisements shall not constitute solicitation under this Section 29.

Section 11.14 Waiver of Trial by Jury. THE SERVICER AND THE OWNER EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

               Section 11.15 Submission To Jurisdiction; Waivers. The Servicer hereby irrevocably and unconditionally:

                              (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY
               LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

                              (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING
               MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

                              (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH
               ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH HEREIN OR AT SUCH OTHER ADDRESS OF WHICH THE OWNER SHALL HAVE BEEN NOTIFIED; AND

                              (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE
               RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

               Section 11.16 Confidential Information. The Servicer and Owner understand and agree that this Agreement, any other agreements executed in connection with the sale contemplated hereunder, any agreements executed in connection with any Reconstitution, and any offering circulars or other disclosure documents produced in connection with any Reconstitution are confidential and proprietary to the Owner or Servicer, and the Servicer and Owner agree to hold such documents confidential and not to divulge such documents to anyone except (a) to the extent required by law or judicial order or to enforce its rights or remedies under this Agreement, (b) to the extent such information enters into the public domain other than through the wrongful act of the Servicer or the Owner, as the case may be, (c) as is necessary in working with legal counsel, rating agencies, auditors, agents, taxing authorities or other governmental agencies or (d) the federal income tax treatment of the transactions hereunder, any fact relevant to understanding the federal tax treatment of the transactions hereunder, and all materials of any kind (including opinions or other tax analyses) relating to such federal income tax treatment; provided that the Servicer may not disclose the name of or identifying information with respect to Owner or any pricing terms or other nonpublic business or financial information that is unrelated to the purported or claimed federal income tax treatment of the transactions hereunder and is not relevant to understanding the purported or claimed federal income tax treatment of the transactions hereunder. Moreover, the Servicer understands and agrees that this Agreement, any other agreements executed in connection with the sale contemplated hereunder, any agreements executed in connection with the securitization of the Mortgage Loans, and any offering circulars or other disclosure documents produced in connection with such securitization are confidential and proprietary to the Owner, and the Servicer agrees to hold such documents confidential and not to divulge such documents to anyone except
(a) to the extent required by law or judicial order or to enforce its rights or remedies under this letter agreement or the Agreements, (b) to the extent such information enters into the public domain other than through the wrongful act of the Servicer, or (c) as is necessary in working with legal counsel, auditors, agents, rating agencies, taxing authorities or other governmental agencies. The rights and obligations set forth in this paragraph shall survive the related Transfer Date and shall not merge into the closing documents but shall be independently enforceable by the parties hereto.


                                 ARTICLE XII

                         COMPLIANCE WITH REGULATION AB

               Section 12.01 Intent of the Parties; Reasonableness. The Owner and the Servicer acknowledge and agree that the purpose of Article XII of this Agreement is to facilitate compliance by the Owner and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Servicer acknowledges that investors in privately offered securities may require that the Owner or any Depositor provide comparable disclosure in unregistered offerings. References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings.

               Neither the Owner nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Owner or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Servicer shall cooperate fully with the Owner to deliver to the Owner (including any of its assignees or designees) and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Owner or any Depositor to permit the Owner or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer, any Subservicer and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Owner or any Depositor to be necessary in order to effect such compliance.

               The Owner (including any of its assignees or designees) shall cooperate with the Servicer by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Owner's reasonable judgment, to comply with Regulation AB.

               Section 12.02 Additional Representations and Warranties of the Servicer.

               (a) The Servicer shall be deemed to represent to the Owner and to any Depositor, as of the date on which information is first provided to the Owner or any Depositor under Section 12.03 that, except as disclosed in writing to the Owner or such Depositor prior to such date: (i) the Servicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Servicer; (ii) the Servicer has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as servicer has been disclosed or reported by the Servicer; (iv) no material changes to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Servicer's financial condition that could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Servicer or any Subservicer; and (vii) there are no affiliations, relationships or transactions relating to the Servicer or any Subservicer with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

               (b) If so requested by the Owner or any Depositor on any date following the date on which information is first provided to the Owner or any Depositor under Section 12.03, the Servicer shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

               Section 12.03 Information to Be Provided by the Servicer. In connection with any Securitization Transaction the Servicer shall (i) within five Business Days following request by the Owner or any Depositor, provide to the Owner and such Depositor (or cause each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Owner and such Depositor, the information and materials specified in paragraphs (a), (c) and (f) of this Section, and (ii) as promptly as practicable following notice to or discovery by the Servicer, provide to the Owner and any Depositor (in writing and in form and substance reasonably satisfactory to the Owner and such Depositor) the information specified in paragraph (d) of this Section.

               (a) If so requested by the Owner or any Depositor, the Servicer shall provide such information regarding each Subservicer, as is requested for the purpose of compliance with Items 1103(a)(1), 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

                              (A) [Reserved];

                              (B) [Reserved];

                              (C) a description of any material legal or
               governmental proceedings pending (or known to be contemplated) against the Servicer and each Subservicer; and

                              (D) a description of any affiliation or
               relationship between the Servicer, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Owner or any Depositor in writing in advance of such Securitization
               Transaction:

                              (1) the sponsor;

                              (2) the depositor;

                              (3) the issuing entity;

                              (4) any servicer;

                              (5) any trustee;

                              (6) any originator;

                              (7) any significant obligor;

                              (8) any enhancement or support provider; and

                              (9) any other material transaction party.

                              (b) [Reserved].

                              (c) If so requested by the Owner or any
               Depositor, the Servicer shall provide such information regarding the Servicer, as servicer of the Mortgage Loans, and each Subservicer (each of the Servicer and each Subservicer, for purposes of this paragraph, a "Transaction Servicer"), as is requested for the purpose of compliance with Item 1108 of Regulation AB. Such information shall include, at a minimum:

                              (A) the Transaction Servicer's form of
               organization;

                              (B) a description of how long the Transaction
               Servicer has been servicing residential mortgage loans; a general discussion of the Transaction Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Transaction Servicer's experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Transaction Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Transaction Servicer that may be material, in the good faith judgment of the Owner or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

                              (1)  whether any prior securitizations of
                                   mortgage loans of a type similar to
                                   the Mortgage Loans involving the
                                   Transaction Servicer have defaulted or
                                   experienced an early amortization or
                                   other performance triggering event
                                   because of servicing during the
                                   three-year period immediately
                                   preceding the related Securitization
                                   Transaction;

                              (2)  the extent of outsourcing the
                                   Transaction Servicer utilizes;

                              (3)  whether there has been previous
                                   disclosure of material noncompliance
                                   with the applicable servicing criteria
                                   with respect to other securitizations
                                   of residential mortgage loans
                                   involving the Transaction Servicer as
                                   a servicer during the three-year
                                   period immediately preceding the
                                   related Securitization Transaction;

                              (4)  whether the Transaction Servicer has
                                   been terminated as servicer in a
                                   residential mortgage loan
                                   securitization, either due to a
                                   servicing default or to application of
                                   a servicing performance test or
                                   trigger; and

                              (5)  such other information as the Owner or
                                   any Depositor may reasonably request
                                   for the purpose of compliance with
                                   Item 1108(b)(2) of Regulation AB;

                              (C) a description of any material changes during
               the three-year period immediately preceding the related Securitization Transaction to the Transaction Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement for mortgage loans of a type similar to the Mortgage Loans;

                              (D) information regarding the Transaction
               Servicer's financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Transaction Servicer could have a material adverse effect on the performance by the Transaction Servicer of its servicing obligations under this Agreement or any Reconstitution Agreement;

                              (E) information regarding advances made by the
               Transaction Servicer on the Mortgage Loans and the Transaction Servicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Transaction Servicer to the effect that the Transaction Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

                              (F) a description of the Transaction Servicer's
               processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

                              (G) a description of the Transaction Servicer's
               processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

                              (H) information as to how the Transaction
               Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

               (d) If so requested by the Owner or any Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer to) (i) notify the Owner and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Servicer or any Subservicer and (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Servicer or any Subservicer and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, and
(ii) provide to the Owner and any Depositor a description of such proceedings, affiliations or relationships.

               (e) As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Owner and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Owner and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Owner and such Depositor, all information reasonably requested by the Owner or any Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

               (f) In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Owner or any Depositor, the Servicer shall provide such information regarding the performance or servicing of the Mortgage Loans as is reasonably required by the Owner or any Depositor to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB and to permit the Owner or such Depositor to comply with the provisions of Regulation AB relating to Static Pool Information regarding the performance of the Mortgage Loans on the basis of the Owner's or such Depositor's reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB (including without limitation as to the format and content of such Static Pool Information). Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the Servicer under this Agreement, commencing with the first such report due in connection with the applicable Securitization Transaction.

               (g) The Servicer shall provide to each originator of a Mortgage Loan (or if such Mortgage Loan was not sold to Owner by the originator, the seller of such Mortgage Loan) (the "Static Pool Party") information with respect to each Mortgage Loan from and after the date Servicer commences servicing such Mortgage Loan necessary for such Static Pool Party to comply with its obligations under Regulation AB, including, without limitation, providing to the Static Pool Party static pool information, as set forth in
Item 1105(a)(2) and (3) of Regulation AB.

               (h) Promptly following notice or discovery of a material error in the information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Servicer shall provide corrected static pool information to the Owner in the same format in which static pool information was previously provided to such party by the Servicer.


               Section 12.04 Servicer Compliance Statement. On or before March 1 of each calendar year, commencing in 2007, the Servicer shall deliver to the Owner and any Depositor a statement of compliance addressed to the Owner and such Depositor and signed by an authorized officer of the Servicer, to the effect that (i) a review of the Servicer's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.


               Section 12.05 Report on Assessment of Compliance and
Attestation.

               (a) On or before March 1 of each calendar year, commencing in 2007, the Servicer shall:


               (i) deliver to the Owner and any Depositor a report (in form and substance reasonably satisfactory to the Owner and such Depositor) regarding the Servicer's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Owner and such Depositor and signed by an authorized officer of the Servicer, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit 7 hereto delivered to the Owner concurrently with the execution of this Agreement;

               (ii) deliver to the Owner and any Depositor a report of a registered public accounting firm reasonably acceptable to the Owner and such Depositor that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

               (iii) cause each Subservicer, and each Subcontractor determined by the Company pursuant to Section 12.06(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Owner and any Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs (a) and (b) of this Section; and

               (iv) if requested by the Owner or any Depositor not later than February 1 of the calendar year in which such certification is to be delivered, deliver to the Owner, any Depositor and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of
          2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification in the form attached hereto as Exhibit 6.

               The Servicer acknowledges that the parties identified in clause
(a)(iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. Neither the Owner nor any Depositor will request delivery of a certification under clause (a)(iv) above, unless a Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans.

               (b) Each assessment of compliance provided by a Subservicer pursuant to Section 12.05(a)(i) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit 7 hereto delivered to the Owner concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Section 12.05(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer pursuant to Section 12.06.


               Section 12.06 Use of Subservicers and Subcontractors. The Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (a) of this Section. The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (b) of this Section.

               (a) It shall not be necessary for the Servicer to seek the consent of the Owner or any Depositor to the utilization of any Subservicer. The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Owner and any Depositor to comply with the provisions of this Section and with Sections 12.02, 12.03(c) and (e), 12.04,
12.05 and 12.07 of this Agreement to the same extent as if such Subservicer were the Servicer, and to provide the information required with respect to such Subservicer under Section 12.03(d) of this Agreement. The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Owner and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 12.04, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 12.05 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 12.05 as and when required to be delivered.

               (b) It shall not be necessary for the Servicer to seek the consent of the Owner or any Depositor to the utilization of any Subcontractor. The Servicer shall promptly upon request provide to the Owner and any Depositor (or any designee of the Depositor, such as a master servicer or administrator) a written description (in form and substance satisfactory to the Owner and such Depositor) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

               As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Owner and any Depositor to comply with the provisions of Sections 12.05 and 12.07 of this Agreement to the same extent as if such Subcontractor were the Servicer. The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Owner and any Depositor any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 12.05, in each case as and when required to be delivered.

               Section 12.07 Indemnification; Remedies.

               (a) The Servicer shall indemnify the Owner, each affiliate of the Owner, the Depositor and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the

Exchange Act); each Static Pool Party and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

               (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' letter or other material provided under this Article XII by or on behalf of the Servicer, or provided in written or electronic form under this Article XII by or on behalf of any Subservicer or Subcontractor (collectively, the "Servicer Information"), or (B) the omission or alleged omission to state in the Servicer Information a material fact required to be stated in the Servicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Servicer Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Servicer Information or any portion thereof is presented together with or separately from such other information;

               (ii) any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under this Article XII, including any failure by the Servicer to identify pursuant to Section 12.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; or

               (iii) any breach by the Servicer of a representation or warranty set forth in Section 12.02(a) or in a writing furnished pursuant to Section 12.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Section 12.02(b) to the extent made as of a date subsequent to such closing date.

               In the case of any failure of performance described in clause
(a)(ii) of this Section, the Servicer shall promptly reimburse the Owner, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Servicer, any Subservicer or any Subcontractor.

               (b) (i) Any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, Static Pool Party static pool information, accountants' letter or other material when and as required under this Article XII, or any breach by the Servicer of a representation or warranty set forth in Section 12.02(a) or in a writing furnished pursuant to Section 12.02(g) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Section 12.02(b) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Owner or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Servicer; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

               (ii) Any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Section 12.04 or 12.05, including (except as provided below) any failure by the Servicer to identify pursuant to Section 12.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered shall constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Owner or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Servicer; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

               Neither the Owner nor any Depositor shall be entitled to terminate the rights and obligations of the Servicer pursuant to this subparagraph (b)(ii) if a failure of the Servicer to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

               (iii) The Servicer shall promptly reimburse the Owner (or any designee of the Owner, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Owner (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Servicer as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Owner or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

               IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date and year first above written.


                             GOLDMAN SACHS MORTGAGE COMPANY
                                  (the Owner)


                              By:  GOLDMAN SACHS REAL ESTATE FUNDING CORP.



                              By:
                                  ----------------------------------
                                  Name:
                                  Title:


                              AVELO MORTGAGE, L.L.C.
                                  (the Servicer)



                              By:
                                  ---------------------------------
                                  Name:  J. Weston Moffett
                                  Title:    President

                                  SCHEDULE 1

        Minimum fields required for the Monthly Remittance Report:

               (a) investor;

               (b) pool;

               (c) loan number;

               (d) inventory loan number;

               (e) contractual due date;

               (f) interest rate;

               (g) servicing fee rate;

               (h) servicing payment;

               (i) principal and interest payment;

               (j) beginning principal balance;

               (k) ending principal balance;

               (l) noncash principal adjustments;

               (m) noncash interest adjustments;

               (n) prepayment penalties;

               (o) remittance amount;

               (p) actual principal payments (actual principal payments that the borrower made in the reporting period);

               (q) actual interest payments (actual interest payments that the borrower made in the reporting period);

               (r) principal curtailments (principal curtailments applied to the loan in the reporting period);

               (s) payoff date;

               (t) borrower's name;

               (u) escrow balance;

               (v) corporate balance;

               (w) suspense balance;


                                   Sch. 1-1

                                  SCHEDULE 2

                            MORTGAGE LOAN DOCUMENTS

               With respect to each Mortgage Loan, the Mortgage Loan Documents shall include each of the following items:

               (a) the original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of _________, without recourse" and signed in the name of the last endorsee (the "Last Endorsee") by an authorized officer. To the extent that there is no room on the face of the Mortgage Notes for endorsements, the endorsement may be contained on an allonge, if state law so allows Custodian is so advised by the loan seller. If the Mortgage Loan was acquired loan seller in a merger, the endorsement must be by "[Last Endorsee], successor by merger to [name of predecessor]." If the Mortgage Loan was acquired or originated by the Last Endorsee while doing business under another name, the endorsement must be by "[Last Endorsee], formerly known as [previous name]";

               (b) the original of any guarantee executed in connection with the Mortgage Note;

               (c) the original Mortgage with evidence of recording thereon. If in connection with any Mortgage Loan, the loan seller cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the related Transfer Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the loan seller shall deliver or cause to be delivered to the Custodian, a photocopy of such Mortgage, together with
(i) in the case of a delay caused by the public recording office, an officer's certificate of the loan seller (or certified by the title company, escrow agent, or closing attorney) stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the loan seller; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage;

               (d) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon;

               (e) except with respect to each MERS Designated Mortgage Loan, the original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording. The Assignment of Mortgage must be duly recorded only if recordation is either necessary under applicable law or commonly required by private institutional mortgage investors in the area where the Mortgaged Property is located or on direction of the Owner as provided in this Agreement. If the Assignment of Mortgage is to be recorded, the Mortgage shall be

SCH. 2-1
assigned to the Owner. If the Assignment of Mortgage is not to be recorded, the Assignment of Mortgage shall be delivered in blank. If the Mortgage Loan was acquired by the loan seller in a merger, the Assignment of Mortgage must be made by "[Servicer], successor by merger to [name of predecessor]." If the Mortgage Loan was acquired or originated by the loan seller while doing business under another name, the Assignment of Mortgage must be by "[Servicer], formerly known as [previous name]";

               (f) the originals of all intervening assignments of mortgage (if any) evidencing a complete chain of assignment from the originator to the Last Endorsee (or to MERS with respect to each MERS Designated Mortgage Loan) with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the loan seller shall deliver or cause to be delivered to the Custodian, a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, an officers certificate of the loan seller (or certified by the title company, escrow agent, or closing attorney) stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the loan seller; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment;

               (g) The original mortgagee policy of title insurance or, in the event such original title policy is unavailable, a certified true copy of the related policy binder or commitment for title certified to be true and complete by the title insurance company; and

               (h) security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage.

               In the event an officer's certificate of the loan seller is delivered to the Owner because of a delay caused by the public recording office in returning any recorded document, the loan seller shall deliver to the Owner, within 90 days of the related Transfer Date, an officer's certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian. An extension of the date specified in (iv) above may be requested from the Owner, which consent shall not be unreasonably withheld.


                                   SCH. 2-2

                                  SCHEDULE 3

                        CONTENTS OF EACH MORTGAGE FILE

               (a) Copies of each Mortgage Loan Document.

               (b) The original hazard insurance policy and, if required by law, flood insurance policy. (

               c) Residential loan application.

               (d) Mortgage Loan closing statement.

               (e) Verification of employment and income (except for Mortgage Loans originated under a Limited Documentation Program).

               (f) Verification of acceptable evidence of source and amount of downpayment.

               (g) Credit report on the Mortgagor.

               (h) Residential appraisal report, if available.

               (i) Photograph of the Mortgaged Property.

               (j) Survey of the Mortgaged Property, if any.

               (k) Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

               (l) All required disclosure statements.

               (m) If available, termite report, structural engineer's report, water potability and septic certification.

               (n) Sales contract, if applicable.

               (o) Tax receipts, insurance premium receipts, ledger sheets, payment history from date of origination, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

               (p) Amortization schedule, if applicable.


                                   Sch. 3-1

                                   EXHIBIT 1

                       FORM OF MONTHLY REMITTANCE ADVICE

Exh. 1-1

                             SCHEDULE 1 TO EXHIBIT 1

                             REPORTING REQUIREMENTS
                                DATA FILE LAYOUT

Static
Information
                   Loan Number                    Loan Number currently being used to              123456789
                                                  service this loan.

                   Prior Loan Number              Prior Loan Number (if any).  If                  987654321
                                                  servicing has transferred this
                                                  should contain the Loan Number used
                                                  by the previous servicer.

                   Custodian File Number          Custodian ID used to file                           1de457
                                                  documents.  This can be the
                                                  custodian's only id or a category
                                                  used to arrange documents into
                                                  proper pools.

                   Custodian Loan Number          Custodian secondary ID used to file                365wer5
                                                  documents.  Often this is used in
                                                  conjunction with Custodian File
                                                  Number to uniquely identify loans.

                   GS Loan Number                 The Loan number that Goldman Sachs             Leave Blank
                                                  assigns to the loan

                   Origination Date               Origination Date shown on loan                  12/25/2004
                                                  documents.

                   Originator                     The name of the company that                   Wells Fargo
                                                  originated the loan

                   Origination Source             Broker, etc.                                        Broker

                   Loan Purchase Date             The date that Goldman purchased the             11/25/2004
                                                  loan

                   HOEPA Status                   Y\N

                   Type of Ownership              like fee simple, lease-hold                     Lease-Hold

                   Documentation Type             Full, Alt, No Ration, None,                           Full
                                                  SISA,NINA

                   Income Verification Flag       Was the Borrower's income verified                       Y
                                                  or stated

                   Asset Verification             Were the Borrower's Assets verified                      Y

                   Employment Verification        Was the Borrower's employment                            Y
                                                  verified

                   Flood Insurance Indicator      Does the property have flood                             Y
                                                  insurance

                   Min Mers #                     Mers Certificate Number                                  Y

                   Product Type                   Generic category code used                             6MO
                                                  internally to describe loan type

                   Product Description            Generic category description              6 month arm - IO

                   Interest Calculation Method    The basis on which interest is                      30/360
                                                  calculated. ( arrears, 360, 365,
                                                  advance, etc)

                   Draw Term                      The term that the borrower can draw                    120
                                                  from the line of credit stated in
                                                  months

                                              Exh. 1-2

                   FHA Section of the Act         FHA Section, if applicable

                   Balloon Term                   Number of months to Balloon Date                       180

                   IO Term                        Indicates the term in months of the                     24
                                                  interest only period

                   IO Flag                        Indicates if the loan is an                              Y
                                                  interest only loan for a period of
                                                  the loan

                   Section 32 Flag                Indicates if the loan may violate                        Y
                                                  predatory lending laws (Y/N)

                   Convertible Flag               Indicates that the borrower is                           Y
                                                  allowed to convert an ARM mortgage
                                                  to a Fixed Rate mortgage

                   Assumable Flag                 Indicates if loan is assumable                           Y

                   Balloon Flag                   Code/literal to identify balloon                         Y
                                                  loans.  Example:  Y, N.

                   Buydown Flag                   Indicates if the loan has a buydown                      Y
                                                  option (Y/N)

                   Daily Simple Interest Flag     Flag to identify loans where                             Y
                                                  interest is due is calculated based
                                                  on the date that each payment is
                                                  actually received.

                   Loan Type                      Code/literal to identify the loan       Conventional - PMI
                                                  type. (Conventional [w/] PMI ,
                                                  Jumbo, FHA, VA, etc)

                   Property Type                  Code/literal that identifies the                       PUD
                                                  type of property securing the loan.
                                                  ( 2 Family, PUD)

                   Property Address               Property address, not billing             123 Filmore Road
                                                  address.

                   Property City                  Property city.                                     Toronto

                   Property State                 Property state.                                         NY

                   Property Zip                   Property zip.                                        10004

                   Condo/PUD Project Name         Name of the development.                     James Madison

                   Number of Units                The number of units for the                              2
                                                  property (1,2,3,4) ( should
                                                  correspond to the property type)

                   Year-Built                     Date property was built                               1978
                   Lien Position                  Number used to identify the lien                         1
                                                  position in effect at the time of
                                                  application.  Example:  1, 2, 3, O
                                                  (other)

                   Occupancy Type                 Occupancy status at time of                             OO
                                                  application. (2nd home, owner
                                                  occupied, vacant, etc)

                   Convertible Term               The specified period at which a                         24
                                                  borrower can choose to exercise
                                                  convertible rights

                                                  Expiration date of conversion
                   Conversion Expiration Date     provisions                                      12/25/2006

                   Conversion Fee                 Fee for converting loan from ARM to
                                                  Fixed

                                              Exh. 1-3

                   Conversion Formula
                   Convert Lookback               The period designated for lookback                      45
                                                  calculation stated in days.

                   Convert Index                  Index used for the conversion

                   Convert Lifetime Cap Down
                   Convert Lifetime Cap Up
                   Convert Margin
                   Convert Cap Down
                   Convert Cap Up
                   Convert Max PI CAP (Up)
                   Convert Max PI CAP (Down)
                   PMI Provider                   Name or code for company providing                  Radian
                                                  private mortgage insurance.

                   PMI Coverage Percentage        Percentage of insurance provided by                     12
                                                  PMI agreement.

                   PMI Certificate ID             Unique ID to identify PMI insurance                5829471
                                                  certificate.

                   Lender Paid Insurance Flag     Indicates if Lender pays PMI                             Y
                                                  Insurance

                   Lender Paid Insurance Fee      stated in percent                                     0.25

                   Original Balance               Original amount of loan granted to               250000.00
                                                  borrower.  In the case of
                                                  construction loans this should be
                                                  the full amount extended on which
                                                  the monthly payments are based.

                   Original Senior Lien Amount    Amount of senior lien outstanding                     0.00
                                                  when loan was originated.

                   Original Junior Lien Amount    Amount of junior liens outstanding                32000.00
                                                  when loan was originated

                   Payment Frequency              Monthly, bi-weekly, etc.                           monthly

                   Original Scheduled P&I         Original Scheduled Principal and                    564.12
                                                  Interest payment

                   Original PITI                  Original Scheduled Principal,                       725.12
                                                  Interest, Tax and Insurance payment

                   First Payment Date             This is the contractual date when                 2/1/2005
                                                  the first payment was to be made.

                   Original Maturity Date         This is the contractual date when                 1/1/2020
                                                  the last payment on the loan is
                                                  scheduled to be made.  For balloons
                                                  it should be the balloon date.

                                              Exh. 1-4

                   Original Term                  The number of months from First                        180
                                                  Payment Date to Original Maturity
                                                  Date inclusive.

                   Original Amortization Term     Original Amortization Term of the                      360
                                                  loan in number of months.  For
                                                  fully amortizing loans would be the
                                                  same as Original Term.  For balloon
                                                  loans this would exceed Original
                                                  Term.  For IO loans this would have
                                                  no value.

                   Original Interest Rate         Original contractual interest rate                   8.515
                                                  for loan. ( provide all decimal
                                                  places)

                   Original Loan To Value Ratio   Ratio representing the Original                      75.69
                                                  Loan Balance to the Original
                                                  Appraised Value

                   Original Combined Loan To      For Junior liens, Ratio                              85.23
                   Value Ratio                    representing the sum of the
                                                  Original Loan Balance plus Original
                                                  Senior Lien Amount to the Original
                                                  Appraised Value

                   Original Appraised Value       Appraised value at time of                          550562
                                                  application.

                   Original Appraisal Date        Date of the original Appraisal                   12/1/2004

                   Original Appraisal Firm        Name of the Appraisal firm                Union Appraisals

                   Appraisal Form Type                                                     Form 1040 U, 2005
                   Appraisal Review Type                                                  Desk Top, Drive By
                   Original Purchase Price        Price paid for home.                                360000

                   Purchase BPO                   BPO at the time of Purchase by GS.                  580000

                   Purchase BPO Date              Date of the Purchase BPO                         12/1/2004

                   Purpose of Loan                Code/literal used to identify the                 Purchase
                                                  original purpose of the loan. (
                                                  case-out refi, refi, purchase,
                                                  construction, etc)

                   Cash-out Amount                The Amount that the borrower                         10000
                                                  removed from the loan

                   Prepayment Flag                Code/Flag to determine if loan was                       Y
                                                  originated with a prepayment
                                                  penalty. (Y / N)

                   Prepayment Penalty Type        Code/literal to identify                 6 Months Interest
                                                  characteristics of penalty.                         on 80%
                                                  Example:  6 MO INT ON 80% OBAL,
                                                  5/4/3/2/1, 3%.

                   Prepayment Term                Original number of months that                          24
                                                  penalty was imposed.

                   Arm Index Description          Code/literal used to identify the                      6ML
                                                  specific underlying index that
                                                  adjustable rate loans will reset
                                                  from.  (6 Months Libor, 1 Yr CMT,
                                                  etc)

                   Margin                         The spread above the index value                      3.65
                                                  that a new rate on adjustable rate
                                                  loans will be set to; subject to
                                                  caps and rounding. (stated in
                                                  percent)

                   ARM Rounding Feature           Code/literal used to identify the                    0.125
                                                  method to be used when computing
                                                  new rate on adjustable rate loans.
                                                  (stated in percent)

                                              Exh. 1-5

                   Lookback Days                  The actual number of days prior to                      45
                                                  the Next Rate Reset Date that the
                                                  underlying index will be referenced
                                                  for determining new rate on
                                                  adjustable rate loans. Examples:
                                                  45, 30, 0.

                   First Payment Reset Date       The first date that any payment                   3/1/2007
                                                  reset was/is scheduled to occur.
                                                  Typically is one month after First
                                                  Rate Reset Date.

                   First Rate Reset Date          The first date that any rate reset                2/1/2007
                                                  was/is scheduled to occur.
                                                  Typically is one month prior to
                                                  First Payment Reset Date.

                   Initial Rate Reset Period      Number of payments to be made prior                     60
                                                  to the first rate reset.  For a
                                                  typical 5/1 ARM, this would contain
                                                  the value 60.

                   Rate Reset Period              Number of payments to be made                           12
                                                  between rate changes following the
                                                  initial rate reset period.  For a
                                                  typical 5/1 ARM this would contain
                                                  the value 12.

                   Initial Payment Reset Period   Number of payments to be made prior                     60
                                                  to the first payment reset.  For a
                                                  typical 5/1 ARM, this would contain
                                                  the value 60.  For non hybrid loans
                                                  this would equal the Payment Reset
                                                  Period.

                   Payment Reset Period           Number of payments to be made                           12
                                                  between payment changes following
                                                  the Initial Payment Reset Period.
                                                  For a typical 5/1 ARM this would
                                                  contain the value 12.

                   Initial Rate Adjustment Cap    Maximum rate change allowed on                           3
                                                  First Rate Reset Date.

                   First Cap Adjustment Down                                                               0
                   Rate Adjustment Cap            Maximum rate increase allowed                            1
                                                  subsequent to First Rate Reset Date.

                   Periodic Floor                 Maximum rate decrease allowed                            0
                                                  subsequent to First Rate Reset Date.

                   Lifetime Caps                  The maximum amount the rate is                           6
                                                  allowed to increase by over the
                                                  life of the loan.

                   Lifetime Floor                 The minimum amount the rate is                           0
                                                  allowed to increase by over the
                                                  life of the loan.

                   Max Rate                       The absolute maximum rate allowed                    11.65
                                                  for the loan.

                   Min Rate                       The absolute minimum rate allowed                     3.65
                                                  for the loan.

                   Negative Amortization Flag     Code/literal to identify loans                           Y
                                                  where negative amortization is
                                                  allowed.  Example:  Y=neg am
                                                  allowed, N=no neg am allowed.

                   Negam Percent Cap              Maximum percentage of original                          25
                                                  balance that a loan may negatively
                                                  amortize by.  (25%, etc.)

                                              Exh. 1-6

                   Payment Cap                    Periodic Cap for monthly principal                     6.5
                                                  & interest payment increase.
                                                  Example 7.5%.

                   Original FICO score            Credit bureau score obtained at                        654
                                                  application.

                   Credit Score Company                                                             Experian
                   Original Credit Grade                                                                  B+
                   Front Debt To Income Ratio     Front End Ratio at time of                           56.23
                                                  application.  Mortgage debt to
                                                  borrower income.

                   Debt To Income Ratio           Back End Ratio at time of                            68.25
                                                  application.  Total debt to
                                                  borrower income.

                   Scheduled Due Date             Scheduled payment date sold to                    2/1/2005
                                                  security

                   Borrower Name Last Name        Borrower's Last Name                                   Doe

                   Borrower Name First Name       Borrower's First Name                                  Joe

                   CoBorrower Name Last Name      Co-Borrower's Last Name                                Doe

                   CoBorrower Name First Name     Co-Borrower's First Name                              Jane

                   Borrower Social Security       Eleven character ID. Example:                  123-45-6789
                   Number/TIN                     111-22-3333.

                   CoBorrower Social Security     Eleven character ID. Example:                  987-65-4321
                   Number/TIN                     111-22-3333.

                   Self Employment Flag                                                                    Y
                   Borrower Age                                                                           52

                   Co-Age                                                                                 56

                   Borrower Race

                   Co-Race

                   Borrower Gender                                                                      Male

                   Co-Gender                                                                          Female

                   Income                                                                             182564

                   Co-Income                                                                          256453

                   Co_credit Score                                                                       841

                   Borrower Ethnicity

                   Co-Ethnicity

                   First Time Borrower Flag                                                                N
Monthly Updated
Information

                                              Exh. 1-7

Information

                   Investor Number                This is the servicer assigned                          691
                                                  number for reporting purposes.

                   Investor Category              This is the servicer assigned                            2
                                                  category for reporting purposes.

                   Servicing Type                 Indicates whether the loan is                (sched/sched)
                                                  serviced on an actual or scheduled
                                                  basis.
                                                  (act/act,act/sched,sched/act,sched/sched)

                   Senior Lien Amount             Most recently recorded senior lien                       0
                                                  amount.

                   Current Maturity Date          This is the actual date when the                  1/1/2020
                                                  last payment on the loan is
                                                  scheduled to be made.  For balloons
                                                  it should be the balloon date.  For
                                                  modified loans it should be the
                                                  modified maturity date.

                   Current Principal & Interest   Principal & Interest in effect for                  562.41
                   Payment                        currently outstanding payment.

                   Current Interest Rate          Interest Rate in effect for                           8.55
                                                  currently outstanding payment.

                   Current Net Interest Rate      The current rate exclusive of LPMI,                   7.55
                                                  servicing and other fees.

                   Current Rate Expenses          Current Rate Expenses ( LPMI and                         0
                                                  Servicing Fee Excluded)

                   Remaining Term                 The Remaining Term of the loan                         179

                   Next Due Date                  Date next payment is due.                         2/1/2005

                   Interest Paid To Date          Date interest is paid to.                         1/1/2005
                                                  Typically for 30/360 loans it is
                                                  one month prior to Next Due Date.

                   Last Payment Date              Date last payment was made.                       1/1/2005

                   Days Past Due                  Number of days loan is past due.                         0

                   Delinquency Convention         Indicates if ABS or MBS method for                     MBS
                                                  reporting delinquencies is used.

                   Status of Loan                 Code/literal used to identify loan             Foreclosure
                                                  status. See Enumerations worksheet.

                   12 Month Pay String            12 character string representing
                                                  the timing of payments received on
                                                  a rolling 12 month basis.  String
                                                  should begin with January and end
                                                  with December.

                   As of Date                     As of Date of data being provided

                   Next Payment Reset Date        The next date that any payment
                                                  reset is scheduled to occur.
                                                  Typically is one month after Next
                                                  Rate Reset Date.

                   Next Rate Reset Date           The next date that any rate reset
                                                  is scheduled to occur.  Typically
                                                  is one month prior to Next Payment
                                                  Reset Date.
                   Last Modification Date         Date that loan was last modified.

                   Last Extension Date            Date loan term was last extended.

                   Times Extended
                   Total Extension Months         Number of months loan has been
                                                  extended in total.

                                              Exh. 1-8

                   Delinquency Status - T30                                                                0

                   Delinquency Status - T60                                                                1

                   Delinquency Status - T90                                                                0

                   Delinquency Status - T120                                                               0

                   Restructured Interest          Total amount of restructured
                                                  interest (modified loans)

                   Recent Property Valuation      Most recent appraised value or BPO
                                                  value.

                   Recent Property Valuation      Date of most recent valuation.
                   Date
                   Valuation Method               Identify method used to obtain new
                                                  valuation.  See Enumerations
                                                  worksheet.

                   Valuation Firm                 Name of the Firm who appraised the
                                                  property

                   Current FICO                   Current FICO score.

                   FICO Date                      FICO Date.
                   ARM Flag                                                                                Y

Servicing
Information

                   Amortization Term              The remaining amortization term, in
                                                  months

                   Forbearance Payment            Amount of payment under Forbearance
                                                  plan

                   Servicing Fee                  The fee rate to service the loan

                   Servicing Fee Payment          The actual service fee for the loan
                                                  for the given month

                   Interest Adjustment            Adjustments made to a previous
                                                  month's interest

                   Principal Adjustment           Adjustments made to a previous
                                                  month's principal

                   Total Monthly Payment          Cash applied to principal.
                   Principal

                   Total Monthly Payment          Cash applied to interest.
                   Interest

                   Total Monthly Payment          Cash applied to fees.
                   Penalties / Fees

                   Total Monthly Escrow Payment   Cash applied to escrow account.

                   Total Monthly Prepayment       Total amount borrower prepaid
                   Amount

                   Total Prepayment Penalties     Prepayment Penalty collected this
                                                  month

                   Total Monthly Payment          Total cash received from borrower.

                                              Exh. 1-9

                   Total Remit Amount             Total amount remitted for the
                                                  individual loan

                   Current PITI                   Current scheduled Principal,
                                                  Interest, Tax and Insurance payment

                   Monthly Escrow Advances        Net escrow advances made or
                                                  recovered by servicer.  Positive
                                                  value denotes payments made by
                                                  servicer.

                   Monthly Corporate Advances     Net corporate advances made or
                                                  recovered by servicer. Positive
                                                  value denotes payments made by
                                                  servicer.

                   Principal Advance Balance      Total outstanding principal
                                                  advances made by servicer.

                   Interest Advance Balance       Total outstanding interest advances
                                                  made by servicer.

                   Monthly Principal Advances     Amount of principal advanced in
                                                  current month

                   Monthly Interest Advances      Amount of interest advanced in
                                                  current month

                   Beginning Actual Balance       Actual balance at the beginning of
                                                  the period.  The is most likely
                                                  last periods ending balance carried
                                                  forward

                   Current Principal Balance      Ending actual principal balance
                                                  outstanding

                   Current Balance Net Present    The net present value of the
                   Value                          current balance

                   Beginning Scheduled Balance    Beginning scheduled loan balance.
                                                  If the loan is serviced on a
                                                  scheduled balance basis

                   Ending Scheduled Balance       Ending scheduled loan balance. If
                                                  the loan is serviced on a scheduled
                                                  balance basis

                   Escrow Balance                 Current balance of escrow account
                                                  (borrower's positive funds).

                   Escrow Advance Balance         Total outstanding escrow advance
                                                  balance.

                   Recoverable Corporate          Corporate advance balance where a +
                   Advance Balance                denotes a payment made by the
                                                  servicer

                   Non Recoverable Corporate      Balance of Corporate Advances made
                   Advance Balance                that are not recoverable from the
                                                  borrower

                   Total Corporate Advance        Total outstanding Corporate Advance
                   Balance                        Balance

                   Suspense Account Balance       Total suspense account balance

                   Accrued Interest               Total Accrued Interest on loan.

                   Stop Advance Flag              Code indicating loan has been
                                                  placed in a stop advance status.
                                                  Example:  Y=Stop Advance.

                                             Exh. 1-10

                   Stop Advance Recovered         Amount of principal and interest
                                                  advances recovered at stop date.

                   Stop Advance Start Date        Date loan was initially placed on a
                                                  stop advance status.

                   Stop Advance Reversal Date     Date stop advance status was
                                                  reversed.

                   Stop Advance Reversal Amount   Amount of advances reversed.

                   Rent Collection
                   PI Constant                    The Constant Principal and Interest
                                                  rate the borrower would pay based
                                                  on their schedule

                   Combined Loan to Value Ratio

                   Current Loan to Value Ratio

                   Forced Placed Insurance Flag   Code indicating loan is on forced
                                                  placed insurance.

                   Annual Forced Placed           Amount of forced placed policy.
                   Insurance
                   Last Contact Date              Date of Servicer's last contact
                                                  with the borrower.

                   Last Attempt Date              Date of the Servicer's last attempt
                                                  to contact the borrower.

                   Bankruptcy Flag                Flag indicating loan is in
                                                  bankruptcy.

                   Bankruptcy Chapter             Chapter of bankruptcy (7, 11, 12,
                                                  13, OTH).

                   Bankruptcy Start Date          Bankruptcy filing date.

                   Bankruptcy End Date            Dismissal/Discharge date.

                   Bankruptcy Post Petition Due   Payment due date of Bankruptcy
                   Date                           payment plan. In essence the new
                                                  due date.

                   Motion for Relief Request      Motion for Relief Request Date.
                   Date

                   Motion for Relief Filing Date                                                   0

                   Motion for Relief Hearing      Motion for Relief Hearing Date.
                   Date

                   Motion for Relief Granted      Motion for Relief Granted Date.
                   Date

                   Motion for Relief Denied Date  Date the motion was Denied (if applicable)

                   In Demand Flag                 Code indicating demand letter has
                                                  been sent.

                   In Demand Start Date           Date demand letter was sent.

                                             Exh. 1-11

                   In Demand End Date             Expiration of demand letter.

                   Foreclosure Estimated End      On loans that are in Foreclosure
                   Date                           the Servicers estimate of when the
                                                  FCL will be completed.

                   Foreclosure Sale Date          Date of actual foreclosure sale.

                   Foreclosure Start Date         Date of Referral to FC Attorney

                   Foreclosure end date           Date of recording of foreclosure
                                                  deed.

                   First Legal Date               Date of first legal action taken on
                                                  foreclosure.

                   Foreclosure Resolution Flag    Indicates if the loan has moved out
                                                  of  foreclosure (i.e. Did not go to
                                                  REO).

                   Foreclosure Resolution Type    Method used by the servicer to
                                                  prevent the foreclosed loan from
                                                  moving into REO. See Enumerations
                                                  worksheet.

                   Foreclosure On Hold            Flag indicating that the loan is in
                                                  foreclosure but on hold.

                   Foreclosure Hold Start Date    Date indicating when the loan's
                                                  foreclosure proceedings were put on
                                                  hold.

                   Bankruptcy Cash Delays         Number of days an active
                                                  foreclosure has been in BK
                                                  subsequent to its initial
                                                  foreclosure start date.

                   Forbearance Cash Delays        Number of days an active
                                                  foreclosure has been in forbearance
                                                  subsequent to its initial
                                                  foreclosure start date.

                   Forbearance Flag               Y/N

                   Non - Cash Delays              Number of allowable days that a
                                                  loan's foreclosure proceedings have
                                                  been on hold due to a non cash
                                                  delay (i.e. Title problem...) [again
                                                  as per Fannie or Freddie time line]

                   Forbearance Start Date         Date forbearance plan was initiated.

                   Forbearance End Date           Date forbearance plan scheduled to
                                                  be complete.

                   Eviction Start Date            Date eviction flag placed on loan.

                   Eviction End Date              Date property is vacated.
                   REO Start Date                 Date REO flag placed on loan
                                                  (including any redemption periods).

                   REO End Date                   Date property is sold.

                   REO Sub Status                 Status while within REO. See
                                                  Enumerations worksheet.

                   Not Acquired Date              Date that the REO enters "Not
                                                  Acquired" sub status

                   Eviction Date                  Date that the REO enters "Eviction"
                                                  sub status

                   Listed Date                    Date that the REO enters "Listed"
                                                  sub status

                   Under Contract Date            Date that the REO enters "Under
                                                  Contract" sub status

                   Estimated Closing Date         Servicer estimated closing date on
                                                  loan

                   Days In REO                    Number of Days from the REO becomes
                                                  marketable to the As of Date

                                             Exh. 1-12

                   Estimated Sales Price          Servicer estimated REO Sales Price

                   Possession Date                Date when the servicer takes
                                                  possession of the property. Date we
                                                  have full access to the property,
                                                  eviction completed

                   Redemption End Date            Legal time period, determined by
                                                  State, when borrower can redeem
                                                  their property.  Property not
                                                  available for sale until redemption
                                                  completed (no beginning date, just
                                                  an end date)

                   Initial Listing Price          First listing price of property.

                   Initial Listing Date           Date of the first listing price of
                                                  property

                   Current List Price             Most recent listing price of
                                                  property.

                   Current List Date              Date of the most recent listing
                                                  price of property.

                   Reason For Default             Servicer Code representing the
                                                  Reason for Default. See
                                                  Enumerations worksheet.

                   Foreclosure Indicator Flag
Termination
Information

                   Net Interest at termination    Ending accrued net interest
                                                  outstanding before the loan was
                                                  liquidated/terminated

                   Gross Interest at termination  Ending accrued gross interest outstanding before the loan was
                                                  liquidated/terminated

                   Balance at Termination         Actual Principal balance at time of
                                                  termination.

                   Gross Total Proceeds           Gross Total Proceeds.

                   Net Total Proceeds             Gross total proceeds less expenses.

                   Principal Advanced             Total of principal advanced at time
                                                  of liquidation.

                   Interest Advanced              Total of interest advanced at time
                                                  of liquidation.

                   Deferred Interest              Amount of deferred interest on the
                                                  loan @ liquidation

                   Accrued Servicing Fee          Servicing fee recovered at time of
                   Recovered                      liquidation.

                   Corporate Advances Recovered   The amount of the Total Corporate
                   at Termination                 Advance balance recovered at
                                                  termination

                   Escrow Advances Recovered at   The amount of the Total Escrow
                   Termination                    Advance balance recovered at
                                                  termination

                   Commission                     The broker commission amount on
                                                  liquidation

                   Seller Concession              The dollar amt of seller
                                                  concessions upon liquidation.

                   Taxes                          Taxes paid on liquidation

                   Repairs                        Cost of Repairs to property

                                             Exh. 1-13

                   Water and Sewer                Water & Sewer costs

                   Expenses Recovered at          The amount of the Total Expenses
                   Termination                    recovered at termination

                   Corporate Advances at          Corporate advance balance at time
                   Termination                    of liquidation.

                   Escrow Advances at             Escrow advance balance at time of
                   Termination                    liquidation.

                   Charge-off amount              Loss amount.

                   Severity                       Severity percentage.

                   Severity Formula               Formula for calculating Severity
                                                  percentage.

                   Potential Deficiency           Flag indicating loan is referred
                   Judgment Flag                  for deficiency collections.

                   Potential Deficiency Amount    Deficiency balance reported to
                                                  borrower/IRS.

                   Deficiency Proceeds (this      Deficiency proceeds collected in
                   period)                        current month.

                   Deficiency Proceeds Total      Deficiency proceeds collected to
                   (to date)                      date.

                   Deficiency Vendor Expense      Deficiency vendor out of pocket
                                                  expenses.

                   Deficiency Servicer Expense    Deficiency vendor collection fee

                   Servicer Hold Back Amount      Amount servicer withholds for
                                                  future trailing expenses.

                   Days from Acquisition to       Days from Acquisition to Close
                   Close
                   Days from Possession to Close  Days from Possession to Close

                   Property Sale Date             Date property sold.

                   Termination Type               Type of liquidation. See
                                                  Enumerations worksheet.

                   Scheduled Sale Date            Dates of planned sales for
                                                  properties in Foreclosure

                   Property Sales Price           Sales price if liquidation was
                                                  short sale or REO sale.

                   Liquidation Date               Date property liquidated.

                   Hazard Insurance Claim Date    Date hazard claim filed.

                   Hazard Insurance Claim Due     Date hazard claim due.
                   Date
                   Hazard Insurance Claim Amount  Amount of hazard claim.

                                             Exh. 1-14

                   Hazard Insurance Claim Paid    Amount of hazard claim paid to
                   Amount                         investor.

                   MI Insurance Claim Date        Date MI claim filed.

                   MI Insurance Claim Due Date    Date MI claim is due to be paid.

                   MI Insurance Claim Amount      Expected MI proceeds.

                   MI Insurance Claim Paid        Actual MI proceeds received.
                   Amount
                                             306



Amortization Type
-----------------
BN10                          Balloon, 10 Year
BN5                           Balloon, 5 Year
BN7                           Balloon, 7 Year
FIX                           Fixed
FX10                          Fixed - 10 Year
FX15                          Fixed, 15 Year
FX5                           Fixed - 5 Year
FXST                          Fixed - Short Term
H101                          Hybrid, 10/1
H106                          Hybrid, 10/6 month
H21                           Hybrid, 2 Year
H228                          Hybrid 2/28
H31                           Hybrid, 3/1
H327                          Hybrid 3/27
H51                           Hybrid, 5/1
H71                           Hybrid, 7/1
OTH                           Other
STEP                          Step Coupon


                                             Exh. 1-15

ARM Index Description
---------------------
10YC                          10 Year CMT
1ML                           1 Month Libor
1YC                           1 Year CMT
1YL                           1 Year Libor
2ML                           2 Month Libor
2YC                           2 Year CMT
3ML                           3 Month Libor
3MT                           3 Month TBill
3YC                           3 Year CMT
5YC                           5 Year CMT
6MCD                          6 Month CD
6ML                           6 Month Libor
6MT                           6 Month TBill
COFI                          COFI
FHLM                          FHLMC Commitment Rate
FNMA                          FNMA Commitment Rate
OTH                           Other Rate
PRI                           PRIME

ARM Rounding Feature
--------------------
DEC3                          Nearest 1000th
H8                            Higher Eighth
N8                            Nearest Eighth
NONE                          None

                                             Exh. 1-16

Interest Calculation Method
---------------------------
3360                          30/360
A360                          Actual/360
A365                          Actual/365
AA                            Actual/Actual

Loan Type
---------
COMI                          Conventional, with mi. Collecting a premium
                              from the borrower for mortgage insurance and
                              is FHA and is VA
CONV                          Conventional, no mi
FHA                           FHA Mortgage
HEL                           Home Equity Line of credit
CC                            Credit Card
A                             Auto
B                             Boats
RV                            RV's
MFG                           Manufactured Housing
ATV                           ATV
VA                            VA Mortgage
OTH                           Other


Occupancy Type
--------------
2ND                           2nd Home
NOO                           Non Owner Occupied
OO                            Owner Occupied
VA                            Vacant

Property Type
-------------
2F                            2 Family
3F                            3 Family



                                             Exh. 1-17

4F                            4 Family
2-4F                          2-4 Family
AUTO                          Automobile
BOAT                          Boat
COND                          Condominium
COOP                          Cooperative
HR-CONDO                      High Rise Condo
HVAC                          HVAC
MF                            Multi Family
MH                            Manufactured Housing
MX                            Mixed Use
OF                            Office
OTH                           Other
PUDA                          PUD - Attached
PUDD                          PUD - Detached
PWR                           PowerSports
RT                            Retail
RV                            Recreational Vehicle
SF                            Single Family
TH                            TownHouse

Purpose of Loan
---------------
PUR                           Purchase
RELO                          Relocation
REFI                          Rate/Term Refinance
CASH                          Cash Out Refinance
DEBT                          Cash Out Debt Consolidation
IMPR                          Cash Out Home Improvement
EDUC                          Cash Out Medical or Educational Expense
TIT1                          Title One Home Improvement
CONST                         New Construction



                                             Exh. 1-18

REO                           Facilitate REO

Status of Loan
--------------
BU                            Bankrupt - Unknown Status
C                             Current
DISP                          Dispute
F                             Foreclosure
NE                            Non Equity (NPV of current balance < $7,500)
FB                            Forbearance
ID                            In Demand
LIT                           Litigation
NLS                           No Longer Serviced
PO                            Paid Off- Borrower paid down entire balance
REO                           Real Estate Owned - MUST Include a REO sub
                              status
RSLD                          Resolved
LIQ                           Liquidated - MUST include a Termination Type
U                             Unknown

Termination Type
----------------
CO                            Charge Off
COC                           Charge Off with cash possible
NLPO                          Negotiated Loan Payoff
NS                            Negotiated Sale
PO                            Paid Off
PPOC                          PPO with More Cash Possible
REOS                          REO Sale
TPPO                          Third Party Paid Off

                                             Exh. 1-19

Valuation Method
----------------
DB                            Drive By
WT                            Walk Through
OTH                           Other
APPR                          Appraisal
DD                            Due Diligence
PRFC                          Pre Foreclosure
SUPP                          Supplemental
RR                            Re-review

REO Sub Status
--------------
AC                            Acquired
PS                            Possession
EV                            Eviction
LS                            Listed
UC                            Under Contract

Reason For Default
------------------
ABP                           Abandonment of Property
BF                            Business Failure
CI                            Curtailment Of Income
D                             Death
EO                            Excessive Obligations
ILL                           Illness
ITR                           Inability To Rent
MD                            Marital Difficulties
MS                            Military Service
MI                            Mortgagor Incarcerated
N                             No Reason
PD                            Payment Dispute
PP                            Property Problem
SP                            Servicing Problems


                                             Exh. 1-20

TOP                           Transfer Of Ownership Pen
UC                            Unable To Contact
UEMP                          Unemployment




                                             Exh. 1-21

                                  EXHIBIT 2

                    FORM OF CUSTODIAL ACCOUNT CERTIFICATION

                                                            _______ __, 200[_]

         [___________] hereby certifies that it has established the account described below as a Custodial Account pursuant to Section 2.04 of the Flow Servicing Agreement, dated as of January 1, 2006.

         Title of Account: "Avelo Mortgage, L.L.C., in trust for Goldman Sachs Mortgage Company, Residential Fixed and Adjustable Rate Mortgage Loans, and various Mortgagors."

Account Number:
               -----------------------------------

Address of office or branch
of the Servicer at
which Account is maintained:


                                  Avelo Mortgage, L.L.C.,
                                        Servicer



                                  By:
                                        ---------------------------------------
                                        Name:
                                        Title:



                                   Exh. 2-1

                                   EXHIBIT 3

                  FORM OF CUSTODIAL ACCOUNT LETTER AGREEMENT

                                                            _______ __, 200[_]

To:
         ----------------------
         ----------------------
         ----------------------
         (the "Depository")

         As Servicer under the Flow Servicing Agreement, dated as of January 1, 2006 (the "Agreement"), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 2.04 of the Agreement, to be designated as "Avelo Mortgage, L.L.C., in trust for Goldman Sachs Mortgage Company, Residential Fixed and Adjustable Rate Mortgage Loans, and various Mortgagors." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.


                                  Avelo Mortgage, L.L.C.,
                                        Servicer



                                  By:
                                        ---------------------------------------
                                        Name:
                                        Title:
                                        Date:



                                   Exh. 3-1

         The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"). The parties hereto intend that the Custodial Account established hereby shall be a Special Deposit Account. This letter shall be construed in accordance with the laws of the State of New York.



                                  ---------------------------------------------
                                                         Depository



                                  By:
                                        ---------------------------------------
                                        Name:
                                        Title:
                                        Date:



                                   Exh. 3-2

                                   EXHIBIT 4

                     FORM OF ESCROW ACCOUNT CERTIFICATION

                                                         _________ ___, 200[_]

         [_____________] hereby certifies that it has established the account described below as an Escrow Account pursuant to Section 2.06 of the Flow Servicing Agreement, dated as of January 1, 2006.

         Title of Account: "Avelo Mortgage, L.L.C., in trust for Goldman Sachs Mortgage Company Residential Fixed and Adjustable Rate Mortgage Loans, and various Mortgagors."

Account Number:
               -----------------------------

Address of office or branch of the Servicer at which Account is maintained:


                                   Avelo Mortgage, L.L.C.,
                                         Servicer



                                   By:
                                         --------------------------------------
                                         Name:
                                         Title:
                                         Date:



                                   Exh. 4-1

                                   EXHIBIT 5

                    FORM OF ESCROW ACCOUNT LETTER AGREEMENT

                                                            _______ __, 200[_]

To:
         -------------------------
         -------------------------
         -------------------------
         (the "Depository")

         As Servicer under the Flow Servicing Agreement, dated as of January 1, 2006 (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 2.06 of the Agreement, to be designated as "Avelo Mortgage, L.L.C., in trust for Goldman Sachs Mortgage Company Residential Fixed and Adjustable Rate Mortgage Loans, and various Mortgagors." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.


                                  Avelo Mortgage, L.L.C.,
                                        Servicer



                                  By:
                                        ---------------------------------------
                                        Name:
                                        Title:
                                        Date:



                                   Exh. 5-1

         The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number [______], at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"). The parties hereto intend that the Escrow Account established hereby shall be a Special Deposit Account. This letter shall be construed in accordance with the laws of the State of New York.



                                  ---------------------------------------------
                                                      Depository



                                  By:
                                        ---------------------------------------
                                        Name:
                                        Title:
                                        Date:



                                   Exh. 5-2

                                   EXHIBIT 6

                         FORM OF ANNUAL CERTIFICATION

         Re: The [ ] agreement dated as of [ ], 200[ ] (the "Agreement"), among [IDENTIFY PARTIES] ---------


         I, ________________________________, the _______________________ of
[NAME OF COMPANY] (the "Company"), certify to [the Owner], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

                  (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance ------------ Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

                  (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

                  (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

                  (4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

                  (5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and

                                   Exh. 6-1

         Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.




                                                          Date:




                                  By:   _______________________________________
                                        Name:
                                        Title:



                                   EXHIBIT 7

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by [the Servicer] [Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":


                                                                            Applicable
                         Servicing Criteria                                Servicing Criteria
                         ------------------                                ------------------
 Reference               Criteria
                         General Servicing Considerations

 1122(d)(1)(i)           Policies and procedures are instituted to                    X
                         monitor any performance or other triggers and
                         events of default in accordance with the
                         transaction agreements.

 1122(d)(1)(ii)          If any material servicing activities are                     X
                         outsourced to third parties, policies and
                         procedures are instituted to monitor the third
                         party's performance and compliance with such
                         servicing activities.

 1122(d)(1)(iii)         Any requirements in the transaction agreements to
                         maintain a back-up servicer for the mortgage loans
                         are maintained.

 1122(d)(1)(iv)           A fidelity bond and errors and omissions policy             X
                         is in effect on the party participating in the
                         servicing function throughout the reporting
                         period in the amount of coverage required by and
                         otherwise in accordance with the terms of the
                         transaction agreements.

                         Cash Collection and Administration

 1122(d)(2)(i)           Payments on mortgage loans are deposited into                X
                         the appropriate custodial bank accounts and
                         related bank clearing accounts no more than two
                         business days following receipt, or such other
                         number of days specified in the transaction
                         agreements.

 1122(d)(2)(ii)          Disbursements made via wire transfer on behalf               X
                         of an obligor or to an investor are made only by
                         authorized personnel.

 1122(d)(2)(iii)         Advances of funds or guarantees regarding                    X
                         collections, cash flows or distributions, and
                         any interest or other fees charged for such
                         advances, are made, reviewed and approved as
                         specified in the transaction agreements.

                                   Exh. 7-1

 1122(d)(2)(iv)          The related accounts for the transaction, such               X
                         as cash reserve accounts or accounts established
                         as a form of overcollateralization, are
                         separately maintained (e.g., with respect to
                         commingling of cash) as set forth in the
                         transaction agreements.

 1122(d)(2)(v)           Each custodial account is maintained at a                    X
                         federally insured depository institution as set
                         forth in the transaction agreements. For
                         purposes of this criterion, "federally insured
                         depository institution" with respect to a
                         foreign financial institution means a foreign
                         financial institution that meets the
                         requirements of Rule 13k-1(b)(1) of the
                         Securities Exchange Act.

 1122(d)(2)(vi)          Unissued checks are safeguarded so as to                     X
                         prevent unauthorized access.

 1122(d)(2)(vii)         Reconciliations are prepared on a monthly basis              X
                         for all asset-backed securities related bank
                         accounts, including custodial accounts and
                         related bank clearing accounts. These
                         reconciliations are (A) mathematically accurate;
                         (B) prepared within 30 calendar days after the
                         bank statement cutoff date, or such other number
                         of days specified in the transaction agreements;
                         (C) reviewed and approved by someone other than
                         the person who prepared the reconciliation; and
                         (D) contain explanations for reconciling items.
                         These reconciling items are resolved within 90
                         calendar days of their original identification,
                         or such other number of days specified in the
                         transaction agreements.

                         Investor Remittances and Reporting

 1122(d)(3)(i)           Reports to investors, including those to be                  X
                         filed with the Commission, are maintained in
                         accordance with the transaction agreements and
                         applicable Commission requirements.
                         Specifically, such reports (A) are prepared in
                         accordance with timeframes and other terms set forth
                         in the transaction agreements; (B) provide
                         information calculated in accordance with the terms
                         specified in the transaction agreements; (C) are
                         filed with the Commission as required by its rules
                         and regulations; and (D) agree with investors' or the
                         trustee's records as to the total unpaid principal
                         balance and number of mortgage loans serviced by the
                         Servicer.

 1122(d)(3)(ii)          Amounts due to investors are allocated and                   X
                         remitted in accordance with timeframes,
                         distribution priority and other terms set forth
                         in the transaction agreements.

 1122(d)(3)(iii)         Disbursements made to an investor are posted                 X
                         within two business days to the Servicer's
                         investor records, or such other number of days
                         specified in the transaction agreements.

                                   Exh. 7-2

 1122(d)(3)(iv)          Amounts remitted to investors per the investor               X
                         reports agree with cancelled checks, or other
                         form of payment, or custodial bank statements.

                         Pool Asset Administration

 1122(d)(4)(i)           Collateral or security on mortgage loans is                  X
                         maintained as required by the transaction
                         agreements or related mortgage loan documents.

 1122(d)(4)(ii)          Mortgage loan and related documents are                      X
                         safeguarded as required by the transaction
                         agreements

 1122(d)(4)(iii)         Any additions, removals or substitutions to the              X
                         asset pool are made, reviewed and approved in
                         accordance with any conditions or requirements
                         in the transaction agreements.

 1122(d)(4)(iv)          Payments on mortgage loans, including any                    X
                         payoffs, made in accordance with the related
                         mortgage loan documents are posted to the
                         Servicer's obligor records maintained no more
                         than two business days after receipt, or such
                         other number of days specified in the
                         transaction agreements, and allocated to
                         principal, interest or other items (e.g.,
                         escrow) in accordance with the related mortgage
                         loan documents.

 1122(d)(4)(v)           The Servicer's records regarding the mortgage                X
                         loans agree with the Servicer's records with
                         respect to an obligor's unpaid principal balance.

 1122(d)(4)(vi)          Changes with respect to the terms or status of               X
                         an obligor's mortgage loans (e.g., loan
                         modifications or re-agings) are made, reviewed
                         and approved by authorized personnel in
                         accordance with the transaction agreements and
                         related pool asset documents.

 1122(d)(4)(vii)         Loss mitigation or recovery actions (e.g.,                   X
                         forbearance plans, modifications and deeds in
                         lieu of foreclosure, foreclosures and
                         repossessions, as applicable) are initiated,
                         conducted and concluded in accordance with the
                         timeframes or other requirements established by
                         the transaction agreements.

 1122(d)(4)(viii)        Records documenting collection efforts are                   X
                         maintained during the period a mortgage loan is
                         delinquent in accordance with the transaction
                         agreements. Such records are maintained on at
                         least a monthly basis, or such other period
                         specified in the transaction agreements, and
                         describe the entity's activities in monitoring
                         delinquent mortgage loans including, for
                         example, phone calls, letters and payment
                         rescheduling plans in cases where delinquency is
                         deemed temporary (e.g., illness or unemployment).

                                   Exh. 7-3

 1122(d)(4)(ix)          Adjustments to interest rates or rates of                    X
                         return for mortgage loans with variable rates
                         are computed based on the related mortgage loan
                         documents.

 1122(d)(4)(x)           Regarding any funds held in trust for an                     X
                         obligor (such as escrow accounts): (A) such
                         funds are analyzed, in accordance with the
                         obligor's mortgage loan documents, on at least
                         an annual basis, or such other period specified
                         in the transaction agreements; (B) interest on
                         such funds is paid, or credited, to obligors in
                         accordance with applicable mortgage loan
                         documents and state laws; and (C) such funds are
                         returned to the obligor within 30 calendar days
                         of full repayment of the related mortgage loans,
                         or such other number of days specified in the
                         transaction agreements.

 1122(d)(4)(xi)          Payments made on behalf of an obligor (such as               X
                         tax or insurance payments) are made on or before
                         the related penalty or expiration dates, as
                         indicated on the appropriate bills or notices
                         for such payments, provided that such support
                         has been received by the servicer at least 30
                         calendar days prior to these dates, or such
                         other number of days specified in the
                         transaction agreements.

 1122(d)(4)(xii)         Any late payment penalties in connection with                X
                         any payment to be made on behalf of an obligor
                         are paid from the servicer's funds and not
                         charged to the obligor, unless the late payment
                         was due to the obligor's error or omission.

 1122(d)(4)(xiii)        Disbursements made on behalf of an obligor are               X
                         posted within two business days to the obligor's
                         records maintained by the servicer, or such
                         other number of days specified in the
                         transaction agreements.

 1122(d)(4)(xiv)         Delinquencies, charge-offs and uncollectible                 X
                         accounts are recognized and recorded in
                         accordance with the transaction agreements.

 1122(d)(4)(xv)          Any external enhancement or other support,
                         identified in Item 1114(a)(1) through (3) or
                         Item 1115 of Regulation AB, is maintained as set
                         forth in the transaction agreements.

                                  [NAME OF SERVICER] [SUBSERVICER]



                                  Date:


                                   Exh. 7-4

                                  By:   _______________________________________
                                        Name:
                                        Title:


                                   Exh. 7-5

                                  EXHIBIT 8

                 Subprime Default and REO Servicing Standards

     o Right Party Contact Rate of twenty-seven and a half percent (27.50%) per month. Termination standard is twenty-two and a half percent (22.50%), after Servicer has failed to respond to the notice provisions contained in the Flow Servicing Agreement o Servicer shall meet the foreclosure timeline requirements as set forth in the FNMA guidelines

Time Zones

All accounts should be called until 9:00 p.m. in each time zone Monday through Thursday.

Collection Call Statistics

With respect to only loans owned by GS ("GS Loans"), Servicer shall report monthly to GS to the extent permitted by applicable law the following dialer statistical information broken out by delinquency bucket and on a loan level basis:

     o    Number of attempts made; ACD, predictive and non-predictive ;

     o    Number of right party contacts ;

     o Number of commitments obtained; and o Number of performing commitments.

The reports provided by Servicer to Owner will stratify the collection work efforts and/or results in such a manner as to reasonably assure Owner that Servicer is in material compliance with the agreed upon service levels.

Skip Tracing Statistics

A minimum of 50% of the accounts referred to skip tracing should result in a good phone number for the borrower.

Broken Repayment Plans or Broken Promise to Pay

Follow-up with the Mortgagor within seventy-two (72) hours of the repayment plan being broken.

FICO's

Updated FICO scores must be ordered, at GS's sole cost and expense, on all GS Loans on a quarterly basis and reported to GS on the following month end tape.

VALUATIONS

BPO should be ordered on the day in which a loan becomes sixty-five (65) days delinquent if such loan is not cash flowing through a forbearance plan or bankruptcy plan. Servicer should receive the requested BPO within twenty-one
(21) days of such BPO order with the



                                   Exh. 8-1
understanding that such BPOs may be received at any time depending on the totality of the circumstances; provided, however, the Servicer shall provide GS with notice and weekly updates of any developments with respect to any BPO which is not received by the Servicer within twenty-one (21) days of such BPO order. Reconciliation should be performed on a BPO within five (5) business days of receipt thereof. Servicer system should reflect reconciled value upon receipt of the BPO. The reconciled value should then be reported to GS with the next month end data tape.

BANKRUPTCY

All bankruptcy actions will be managed according to FNMA guidelines including, without limitation, bankruptcy set-up, filing proofs of claims, monitoring plans, referring loans to an attorney, filing motions for relief, and/or releasing bankruptcies back to foreclosure/normal servicing.

All loans owned by GS should be run though BANKO or a similar system once every thirty (30) days.

FORECLOSURE

Servicer shall follow FNMA timelines for all GS loans in foreclosure. Allowable delays shall include bankruptcy filings, litigation, loss mitigation which results in cash being applied to the loan. Assignment delays should be no longer than thirty (30) days. Title issues should be no longer than sixty
(60) days. Any delays that shall exceed these estimated timelines should be reported to GS on a monthly basis. GS loans will not be referred to foreclosure until the reconciled value has been received and evaluated.

Servicer shall maintain a foreclosure resolution rate of fifty percent (50%).



                                   Exh. 8-2

                                   EXHIBIT 9

                            REO Servicing Standards

Purpose: The purpose of these standards is to serve as a guideline for valuations, reporting and overall management of Goldman REO Assets.

Property Valuations:

     o BPO - As soon as the REO property in possession, by our attached definition an interior BPO should be ordered by the servicer. The BPO should state a Value as-is and a Repaired Value. It should include interior photos, photos of outbuildings, and deferred maintenance. Upon completion an original copy of the BPO is to be forwarded to the REO Department of Goldman Sachs either in PDF format or overnight hard copy. Sale and listing information on the BPO should be in a grid format acceptable to Goldman Sachs.

     o APPRAISAL - (Only on new REO acquisitions) As soon as the property is re-keyed and trashed out the servicer will at Goldman request, order a full interior appraisal on form 1004 from an Appraiser acceptable to Goldman Sachs. The appraiser should be given the access instructions by the servicer. The full appraisal will include interior photos, photos of all outbuildings and deferred maintenance. Required is "The Supplemental REO Addendum Form" giving 3 listing comps, itemization of needed repairs, and as-is and as-repaired value. Upon completion an original copy of the Appraisal is to be forwarded or made available to the REO Department of Goldman Sachs either in PDF format or overnight hard copy.

     o OTHER - Any and all subsequent BPO's, CMA's Appraisals, AVM's or other evaluations ordered during the course of the REO term are to be made available in the same manner.

Vendors:

     o From time to time, Goldman Sachs will provide the Servicer with a published list of Appraisers, Appraisal Vendors, Realtors, Brokers and other service providers with whom they prefer not to do business. The Servicer will make commercially reasonable efforts to refrain from using anyone named on such a list and Goldman Sachs reserves the right to refuse any product or service and payment for that product or service provided by such listed Appraisers, Appraisal Vendors, Realtors, Brokers and other service providers - if, and only if, such product or service does not comply with reasonable standards as determined by generally accepted mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such mortgage loan in the jurisdiction where the related mortgaged property is located.

                                   Exh. 9-1

Possession:

     o RE-KEYING - The property should be Re-keyed as soon as it is in our possession both to keep prior occupants out and allow access to new service providers and Goldman Sachs personnel. Goldman Sachs suggests that the door be re-keyed to a master key code (key code to be furnished to REO personnel at Goldman Sachs) and the new keys be placed in a combo lock box. The servicer will keep REO personnel at Goldman Sachs informed with proper access information.

     o TRASH OUT - Defined as but not limited to; grass cut, shrubs and trees trimmed, all debris cleared from interior and exterior, appliances emptied, cleaned and secured, all trash removed from premises, windows and doors secured, any fire or safety hazard removed. The property should be trashed out before the full appraisal is ordered and the "For Sale" sign is placed on the property.

     o CASH FOR KEYS - The maximum allowable payment to either an owner or tenant to vacate the property without Goldman Sachs' prior consent should be one thousand five hundred dollars ($1,500). If the servicer intends to pay either an owner or tenant to vacate the property an amount in excess of one thousand five hundred dollars ($1,500), the servicer should make commercially reasonable efforts to obtain Goldman Sachs' prior consent. Every advance should be cost justified and that data available to Goldman Sachs upon request. The exact amount of the advance should be proportional to the benefit and made to avoid a lengthily eviction process. Payments should be made only after the property is actually vacated and inspected by designated agents of the servicer. The servicer will report each month on all cash for keys transactions.

     o INSURANCE CLAIMS- The servicer will report on a monthly basis all Insurance claims filed, claims denied and claims aged over ninety
          (90) days during the reporting period.

On the Market:

     o    LISTING -

               All properties are expected to be listed within thirty (30) days of possession.

               Properties not listed within thirty (30) days will require an exceptions report at month end.

               All listings should be in the local MLS.

               Listing Agreements should not be for more than six (6) months.

               All listing agreements are subject to cancellation at any time without penalty of liability to Goldman Sachs

                                   Exh. 9-2

     o    SIGNAGE -

               All listed properties are to have a sign that is conspicuous and readable from the street which clearly indicates the property is available for sale and contact information for prospective buyers.

               From the date of acquisition through the date of listing , the broker/agent/servicer is to reasonably inspect the property until a sale sign is posted.



                                   Exh. 9-3

                                  EXHIBIT 10

                             FORM OF NOTICE LETTER

[LETTERHEAD OF OWNER]

[DATE]


Avelo Mortgage, L.L.C.
600 E. Las Colinas Boulevard
Suite 600
Irving, Texas  75039
Attention:  President

               Re: Flow Servicing Agreement dated January 1, 2006 (the "Servicing Agreement"), between Goldman Sachs Mortgage Company ("Owner") and Avelo Mortgage, L.L.C., as servicer ("Countrywide").
                    ----------------------------------------------------------

Gentlemen and Ladies:

          This letter (this "Notice Letter") and the Mortgage Loan Schedule attached hereto as Exhibit A, identifies certain mortgage loans (the "Added Mortgage Loans") which Owner requests to make subject to the Servicing Agreement effective as of [________] (the "Transfer Date"). --

          As of the Transfer Date, the Added Mortgage Loans shall be deemed to have been made subject to the terms and conditions of the Servicing Agreement. The Mortgage Loans are [prime] subprime] [Atl-A] Mortgage Loans and all delinquency calculation with respect to the Mortgage Loans shall be determined in accordance with [ABS] [RMBS] methodology. The REO Management Fee with respect to the Mortgage Loans shall be [________].

          All exhibits hereto are incorporated herein in their entirety. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Servicing Agreement.

                           [SIGNATURE PAGE FOLLOWS]



                                   Exh. 10-1

          IN WITNESS WHEREOF, this Agreement has been executed as of the ____day of ______________.


                                  GOLDMAN SACHS MORTGAGE COMPANY, as Owner



                                  By:   _______________________________________
                                        Name:
                                        Title:


                                  AVELO MORTGAGE, L.L.C., as Servicer



                                  By:   _______________________________________
                                        Name:     J. Weston Moffett
                                        Title:    President